Exhibit 10.18

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COLLABORATION AND LICENSE AGREEMENT

This COLLABORATION AND LICENSE AGREEMENT (the “Agreement”) is effective as of the 12th day of June, 2012 (the “Effective Date”) by and between KineMed, Inc., a Delaware company located at 5980 Horton Street, Suite 470, Emeryville, CA 94608 (“KineMed”) and Glaxo Group Limited, a company organized under the laws of England and Wales, having its registered office at Glaxo Wellcome House, Berkeley Avenue, Greenford, Middlesex, UB6 ONN, England (“GSK”). Each of KineMed and GSK may be referred to herein as a “Party” or collectively as the “Parties”.

RECITALS:

WHEREAS, KineMed has developed expertise and a proprietary technology platform with applicability to identify and develop novel biomarkers of disease, with a focus on the application of isotope labeling and kinetics to proteomic and metabolomic technologies;

WHEREAS, GSK possesses expertise in the research, development, manufacture and commercialization of human pharmaceuticals, and GSK is interested in collaborating with KineMed to discover novel biomarkers of disease in muscle applications, fibrosis applications, and protein acetylome applications; and

WHEREAS, GSK and KineMed desire to engage in a collaborative effort to discover novel biomarkers of disease, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Article I. DEFINITIONS

“Acquirer” has the meaning ascribed to that term in Section 11.6.

“Affiliate” means any Person, whether de jure or de facto, which directly or indirectly through one (1) or more intermediaries, controls, is controlled by or is under common control with a Party to this Agreement. A Person shall be deemed to “control” another Person if it (a) owns, directly or indirectly, at least fifty percent (50%) of the outstanding voting securities or capital stock (or such lesser percentage which is the maximum allowed to be owned by a Person in a particular jurisdiction) of such other Person, or has other comparable ownership interest with respect to any Person other than a corporation; or (b) has the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of the Person.

“Alliance Manager” has the meaning ascribed to that term in Section 3.3.

“Anti-Corruption Laws” has the meaning ascribed to that term in Section 12.2.

“Assignee” has the meaning ascribed to that term in Section 5.7.3.

“Bankruptcy Code” has the meaning ascribed to that term in Section 11.4.

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“Biologics Act” has the meaning ascribed to that term in Section 8.6.

“Biomarker” means a specific protein or set of proteins having putative or having been shown to have actual association with a characteristic or condition.

“Business Day” means a day on which banking institutions in New York, New York, United States and London, England are open for business, but in any event excluding ***.

“Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.

“Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31.

“Change of Control” means either: (a) a sale of all or substantially all of the assets of KineMed in one or a series of integrated transactions not in the ordinary course of business to a Third Party, (b) the acquisition of control (as defined in the definition of “Affiliate” above) of KineMed by a Third Party by means of any transaction or series of related transactions (including, any stock acquisition, merger or consolidation), or (c) the acquisition of fifty percent (50%) or more of the total issued capital stock of KineMed, directly or indirectly, by another entity.

“CPCs” has the meaning ascribed to that term in Section 3.2.2(c).

“Claims” has the meaning ascribed to that term in Section 10.1.

“Clinical Fluid Biomarker Criteria” means those criteria directed to Stage 3 activities, mutually agreed by the Parties consistent with the Stage 3 Criteria Guidelines.

“Clinical Tissue Biomarker Criteria” means those criteria directed to Stage 3 activities, mutually agreed by the Parties and consistent with the Stage 3 Criteria d Guidelines.

“Collaboration Program” has the meaning ascribed to that term in Section 2.1.

“Commercially Reasonable Efforts” means such efforts as are consistent with the efforts and resources generally used by a Party in the exercise of its reasonable business discretion relating to (i) with respect to GSK, the research and development of a potential pharmaceutical product owned by it or to which it has exclusive rights, which is of similar market potential at a similar stage in its development or product life, taking into account issues of patent coverage, safety and efficacy, product profile, the competitiveness of products in development and in the marketplace, the proprietary position of the compound or product, the regulatory structure involved, the profitability of the applicable products (including, without limitation, pricing and reimbursement status achieved), and other relevant factors, including without limitation, technical, legal, scientific and/or medical factors, and (ii) with respect to KineMed, the research of biological and metabolic pathways and the identification of relevant targets related thereto taking into account issues of patent coverage, safety and efficacy and other relevant factors, including without limitation, technical, legal, scientific and/or medical factors.

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“Companion Diagnostic” means a diagnostic test used to predict the likely clinical effectiveness and/or safety of a particular therapeutic intervention for a specific individual or otherwise indicated for use in the label of a particular therapeutic intervention.

“Competitive Infringement” has the meaning ascribed to that term in Section 8.4.1.

“Confidential Information” has the meaning ascribed to that term in Section 7.1.

“Control,” “Controls,” “Controlled” or “Controlling” means ownership or possession of the legal right and ability to grant the licenses or sublicenses as provided herein without violating the terms of any agreement or other arrangement with any Third Party.

“Disclosing Party” has the meaning ascribed to that term in Section 7.1.

“Dispute” has the meaning ascribed to that term in Section 13.1.1.

“Effective Date” has the meaning ascribed to that term in the preamble of this Agreement.

“EMA” means the European Medicines Agency of the European Union or any successor entity thereto having similar responsibilities with respect to pharmaceutical products.

“Extended Exclusivity Period” has the meaning ascribed to that term in Section 6.1.4(a).

“FDA” means the United States Food and Drug Administration or any successor entity thereto having similar responsibilities with respect to pharmaceutical products.

“Fibrosis Sample Testing Period” has the meaning ascribed to that term in Section 2.6.1.

“Fluid Biomarker Criteria” means (i) those criteria directed to Fluid Biomarkers that ***, and (ii) those criteria directed to *** to be mutually agreed by the Parties prior to ***, consistent with the ***.

“Follow-on Biologics Applicant” has the meaning ascribed to that term in Section 8.6.

“***” means a *** that (A) is a drug product that contains the same active ingredient as a GSK Product and will be or is registered for approval in a country in accordance with any of the following: ***; in each case in the same country as a GSK Product and without the authorization of GSK; or (B) will be or is registered for approval in a country on the basis of *** that is based on ***.

“Good Data Management Practices” has the meaning ascribed to that term in Section 2.10.

“Government Official” means: (a) any officer or employee of a government or any department, agency or instrument of a government; (b) any person acting in an official capacity for or on behalf of a government or any department, agency, or instrument of a government; (c) any officer or employee of a company or business owned in whole or controlled (as defined in the definition of “Affiliate”) by a government; (d) any officer or employee of a public international organization such as the World Bank or United Nations; (e) any officer or employee of a political party or any person acting in an official capacity on behalf of a political party; and/or (f) any candidate for political office.

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“GSK Indemnitee” has the meaning ascribed to that term in Section 10.1.

“GSK Product” means any pharmaceutical, medicinal, or consumer product developed by or on behalf of GSK or its Affiliates, or to which rights to such product have been licensed from GSK to a Third Party pursuant to the terms of a written agreement.

“Human Biological Samples” means human biological samples (including any derivatives or progeny thereof) and information regarding the origin, pathology or integrity of such samples obtained by a Party from the provider of such samples.

“Indemnitee” has the meaning ascribed to that term in Section 10.4.

“Independently Developed Biomarker(s)” has the meaning ascribed to that term in Section 6.1.3(c).

“In-Licensed Third Party Technology” has the meaning ascribed to that term in Section 4.3.2.

“Invoice” means an accurate, complete and audit-worthy invoice. The term “audit-worthy” means that such invoice shall specify the Party issuing the invoice and identify this Agreement as the basis for the invoice, and shall include a description of the work or the item that the invoice covers, as well as any other reasonable items requested by GSK from time to time as a result of changes in GSK accounting or other policies and procedures in advance of KineMed submitting such invoice.

“Joint Inventions” has the meaning ascribed to that term in Section 8.3.

“Joint Patent Subcommittee” or “JPS” has the meaning ascribed to that term in Section 3.2.2(a).

“Joint Research Subcommittee” or “JRS” has the meaning ascribed to that term in Section 3.2.1.

“Joint Steering Committee” or “JSC” has the meaning ascribed to that term in Section 3.1.1.

“KineMed In-Licensed Third Party Technology” has the meaning ascribed to that term in Section 4.3.2.

“KineMed Non-proprietary Product” means any product that is a pharmaceutical, medicinal or consumer product that is developed by or on behalf of KineMed and which is not covered by a Valid Claim that is owned by or exclusively licensed to KineMed that covers the composition of matter or intended method of use (or, if such product has been approved in such country, the approved method of use) or such product, in any country for which such product is, or is being developed to be, commercialized by or on behalf KineMed.

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“KineMed Technology” means the proprietary technology platform and associated Know-How that is owned or Controlled by KineMed related to the identification, optimization and validation of Biomarkers and performance of testing for such Biomarkers, whether owned by KineMed, licensed, as of the Effective Date, to KineMed from a Third Party, or licensed to KineMed in accordance with Section 4.3.2 or Section 8.5.4 hereunder, including any and all such proprietary technology and Know-How in-licensed by KineMed from the University of California Berkeley pursuant to the Exclusive License for Methods of Measuring Cellular Proliferation and Destruction Rates In vivo and In vitro, dated February 16, 2001, and as amended (the “UCB License”), by and between KineMed and The Regents of the University of California (“UC”). KineMed Technology expressly excludes Program Technology. The Patents included within the KineMed Technology as of the Effective Date are set forth in Exhibit D, attached hereto and incorporated herein by reference.

“KineMed Technology Improvements” means any (i) Patent rights claiming subject matter that is dominated by KineMed Technology (as such concept is generally understood under United States intellectual property law), or (ii) Know-How solely related to, and necessary for the use of, the KineMed Technology; in either case (i) and (ii) that is created, developed, conceived or reduced to practice by, on behalf of, or under the authority of GSK in the exercise of its rights or fulfillment of its obligations under this Agreement.

“Know-How” means any proprietary technology, technical, scientific and medical information, methods of use, assays, processes, techniques, ideas, inventions, improvements, modifications, know-how, cell-lines, compositions of matter, cells, assays, animal models and physical, biological or chemical material, practices, trade secrets, chemistry, manufacturing and control data, quality control information and procedures, and pharmacological, toxicological and preclinical and clinical test data, results, and regulatory information (including all documentation and correspondence submitted or required to be submitted to a Regulatory Authority, or received from a Regulatory Authority, in connection with an MAA in any country).

“Law” means all laws, statutes, regulations (including securities laws, regulations or other guidance), or governmental, regulatory, or judicial orders or judgments in effect from time to time.

“Losses” has the meaning ascribed to that term in Section 10.1.

“MAA” has the meaning ascribed to that term in Section 8.6.

“Materials” has the meaning ascribed to that term in Section 2.11.1.

“Materials Transferring Party” has the meaning ascribed to that term in Section 2.11.1.

“Materials Receiving Party” has the meaning ascribed to that term in Section 2.11.1.

“Material Transfer Record” or “MTR” has the meaning ascribed to that term in Section 2.11.1.

“NDA” has the meaning ascribed to that term in Section 8.6.

“Party” or “Parties” has the meaning ascribed to that term in the preamble of this Agreement.

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“Patent(s)” means (a) all issued patents and pending patent applications, including issued patents maturing therefrom, in the Territory including, without limitation, certificates of invention, applications for certificates of invention, provisional patent applications, non-provisional patent applications, utility models, applications for utility models, design patents, or pediatric use extensions and the like, (b) any substitutions, registrations, divisionals, continuations, continuations-in-part, continued prosecution applications, reissues, reexaminations, renewals, confirmations, extensions and supplementary protection certificates, validations, revalidations, and (c) any foreign counterparts of any of the foregoing.

“Person” means any individual, partnership, joint venture, limited liability company, corporation, firm, trust, association, unincorporated organization, governmental authority or agency, or other entity not specifically listed herein.

“Pharmacological Validation Phase” has the meaning ascribed to that term in Section 2.1.2.

“Pharmacological Validation Plan” has the meaning ascribed to that term in Section 2.1.2.

“PMA Approval” means pre-market approval in the United States, as defined in 21 U.S.C. §360(e) of the United States Code, of a Companion Diagnostic incorporating a Program Biomarker.

“Preferred Guidelines” has the meaning ascribed to that term in Section 2.5.

“Program Biomarker” means each tissue-based Biomarker (each, a “Tissue Biomarker”) or fluid-based Biomarker (each, a “Fluid Biomarker”) identified and/or developed by or on behalf of KineMed in the course of conducting activities pursuant to the Collaboration Program.

“Program Technology” means technology, Know-How, materials, and Patent rights arising from the performance of activities, whether by or on behalf of either Party, alone or jointly with the other Party, pursuant to an R&D Program under this Agreement ***. For the avoidance of doubt, Program Technology shall not include ***.

“R&D Program” has the meaning ascribed to that term in Section 2.1.

“Received Fees” has the meaning ascribed to that term in Section 3.1.5.

“Receiving Party” has the meaning ascribed to that term in Section 7.1.

“Regulatory Authority” means any applicable government regulatory authority involved in granting Regulatory Approvals for the marketing and sale of a product, including a Companion Diagnostic, in the Territory or involved in pricing and reimbursement decisions, including the FDA and the EMA.

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“Regulatory Requirements” has the meaning ascribed to that term in Section 2.16.1. “Research Phase” has the meaning ascribed to that term in Section 2.1.

“Research Plan” means, individually and collectively, a work plan outlining the activities to be undertaken by each Party under an R&D Program in the following areas of interest: (i) fibrosis of the *** (excluding ***), and, if the Parties agree in writing to include a different tissue, then, fibrosis of such other tissue (collectively, “Fibrosis Applications”); (ii) measurement or other assessment of *** (collectively, “Muscle Applications”); and/or (iii) identification of *** (collectively, “Acetylome Applications”). The initial Research Plan for the Fibrosis Application R&D Program is attached hereto as Exhibit A-1. The initial Research Plan or the Muscle Application R&D Program is attached hereto as Exhibit A-2. The initial Research Plan for the Acetylome Application R&D Program is attached hereto as Exhibit A-3.

“Research Term” means, on an R&D Program-by-R&D Program basis, the period of time commencing on the Effective Date and covering the period of time in which the Parties are conducting Stage 1 and Stage 2 activities under the applicable Research Plan for such R&D Program. The Research Term shall expire, on an R&D Program-by-R&D Program basis, upon the earlier of: (i) completion of all Stage 1 activities and Stage 2 activities for such R&D Program; or (ii) *** (***) years after the Effective Date, provided that if the Parties have initiated a clinical trial under the Stage 2 activities for such R&D Program prior to the expiration of such *** (***) year period, then the Research Term shall be automatically extended until the completion of such clinical trial under the Stage 2 activities for such R&D Program. The Research Term for an R&D Program also may be extended by mutual written agreement of the Parties.

“Second Extended Exclusivity Period” has the meaning ascribed to that term in Section 6.1.4(b).

“Senior Management” has the meaning ascribed to that term in Section 3.1.5.

“Stage 2 Criteria” has the meaning ascribed to that term in Section 2.5.

“Stage 2 Fibrosis Criteria Guidelines” has the meaning ascribed to that term in Section 2.5.

“Stage 2 Initiation Fee” has the meaning ascribed to that term in Section 5.2.

“Stage 3 Initiation Period” has the meaning ascribed to that term in Section 2.4.

“Stage 3 Clinical Trial Samples” has the meaning ascribed to that term in Section 2.1.2.

“Stage 3 Milestone Criteria Guidelines” has the meaning ascribed to that term in Section 2.5.

“Subcommittee” has the meaning ascribed to that term in Section 3.2.

“Term” has the meaning ascribed to that term in Section 11.1.

“Territory” means worldwide.

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“Third Party” means any Person other than GSK, KineMed and their respective Affiliates.

“Third Party Non-proprietary Product” means any product that is a pharmaceutical, medicinal or consumer product that is developed by or on behalf of a Third Party and which is not covered by a Valid Claim that is owned by or exclusively licensed to such Third Party that covers the *** or such product, in any country for which such product is, or is being developed to be, commercialized by or on behalf of such Third Party.

“Tissue Biomarker Criteria” means (i) those criteria as set forth in the applicable *** that are either directed to (A) a ***, or (B) ***; and (ii) those criteria directed to *** to be mutually agreed by the Parties prior to the initiation of ***, consistent with the ***.

“Treaty” has the meaning ascribed to that term in Section 5.7.1.

“Unsolicited Third Party Activities” has the meaning ascribed to that term in Section 6.1.2(a)(i).

“UC” has the meaning ascribed to that term in the definition of KineMed Technology.

“UC Patents” has the meaning ascribed to that term in Section 4.3.1.

“UCB License” has the meaning ascribed to that term in the definition of KineMed Technology.

“Upfront Fee” has the meaning ascribed to that term in Section 5.1.

“Valid Claim” means a claim contained in: (i) an issued and unexpired patent which has not been held invalid or unenforceable by a court or other government agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through abandonment, reissue, disclaimer or otherwise; or (ii) a patent application that has not been irretrievably cancelled, withdrawn or abandoned, provided if a claim of a pending patent application has not issued as a claim of an issued patent within *** (***) years ***, such pending claim shall not be a Valid Claim for purposes of this Agreement.

Construction. For purposes of this Agreement: (a) words in the singular shall be held to include the plural and vice versa as the context requires; (b) the word “including” and “include” shall be deemed to be followed by the phrase “without limitation” or like expression unless otherwise specified; (c) the terms “hereof,” “herein,” “herewith,” and “hereunder,” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) all references to “Dollars” shall mean United Stated dollars; and (e) all references to “Section,” “Article,” “Schedule” and “Exhibit,” unless otherwise specified, are intended to refer to a Section, Article, Schedule or Exhibit of or to this Agreement.

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Article II. RESEARCH AND DEVELOPMENT

2.1	Overview of the Collaboration Program. As further set forth in this Article 2, KineMed and GSK shall engage in Biomarker research and development activities in accordance with the terms of this Agreement with the goal of identifying, optimizing, and developing Program Biomarkers in each of the Acetylome Application, Muscle Application, and Fibrosis Application (each effort separately, an “R&D Program” and all R&D Programs together the “Collaboration Program”). The Parties intend to achieve such goal for each R&D Program through the conduct of activities as set forth more fully herein and in the applicable Research Plans and Pharmacological Validation Plans.

2.1.1	Research Phase. The Parties have agreed upon an initial Research Plan for each of the Fibrosis Application R&D Program, the Muscle Application R&D Program, and the Acetylome Application R&D Program, attached hereto as Exhibit A-1, A-2 and A-3, respectively. The applicable Research Plan shall govern the Parties’ respective activities under each R&D Program during the Research Term. Each Research Plan shall include a set of mutually-agreed feasibility studies (“Stage 1 activities”) and a set of novel Biomarker discovery activities (“Stage 2 activities”). The Stage 1 activities and Stage 2 activities under each Research Plan shall collectively make up the research phase (“Research Phase”) of each R&D Program. Each Research Plan will include a detailed plan for the conduct of activities in the first year of the Research Term for the applicable R&D Program. Such first year of activities is anticipated to include Stage 1 activities and, if initiated by GSK during this time, Stage 2 activities, in each case as more fully set forth in the applicable Research Plans. Each Research Plan will include the timelines for such activities associated with the Stage 1 and anticipated activities for Stage 2 activities. Each Research Plan will also include a more general outline of the plan for the conduct of activities in the second and third years of the Research Term for each applicable R&D Program. In the event that the Parties mutually agree to extend the Research Term of an R&D Program, the Parties, via the JRS, will discuss and agree upon a detailed Research Plan for activities to be conducted by each Party during the extended Research Term for such R&D Program.

2.1.2	Pharmacological Validation Phase. Each R&D Program shall also include a pharmacological validation phase, which includes ***, as applicable (“Stage 3 activities”). The Stage 3 activities for each R&D Program shall be referred to as the “Pharmacological Validation Phase” of the R&D Program. Prior to the initiation of Stage 3 activities for an R&D Program, *** (each, a “Pharmacological Validation Plan”), which shall include *** (“Stage 3 Clinical Trial Samples”) ***. The Pharmacological Validation Phase for each R&D Program and the R&D Program (unless terminated earlier) will terminate upon the earlier of: (i) receipt by GSK of KineMed’s analysis of the Stage 3 Clinical Samples resulting from a GSK clinical trial conducted by GSK in accordance with the applicable protocol for such clinical trial as described in the Pharmacological Validation Plan for such R&D Program (excluding any follow-up period for such clinical trial); and (ii) the termination of the clinical trial described in the Pharmacological Validation Plan for such R&D Program.

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2.2	Conduct of the R&D Programs. Each Party shall use its *** to conduct, at its cost and expense, those activities allocated to such Party under each applicable Research Plan and Pharmacological Validation Plan. In connection therewith, each Party shall consult with the other Party to provide to the other Party such materials and information in its Control (and which are not otherwise commercially available) as may be necessary for the other Party to complete those activities assigned to such Party under the applicable Research Plan and Pharmacological Validation Plan for the applicable R&D Program. GSK or KineMed, as more fully set forth in each applicable Research Plan and Pharmacological Validation Plan, shall be responsible for ***.

2.2.1	Initiation of Stage 1 activities. Promptly after the Effective Date the Parties shall initiate the conduct of Stage 1 activities under each R&D Program in accordance with each applicable Research Plan.

2.3	Initiation of Stage 2 activities. GSK may, in its sole discretion, elect to initiate Stage 2 activities under a Research Plan for an R&D Program at any time following the Effective Date of the Agreement and during the Research Term. Such Stage 2 activities may be conducted, at the election of GSK, by the Parties in parallel with, or sequentially to, the Stage 1 activities for each such R&D Program. If GSK elects to initiate Stage 2 activities under an R&D Program at any time, GSK shall provide written notice of such election to KineMed, after which ***, the Parties shall promptly initiate Stage 2 activities for the applicable R&D Program. KineMed will not conduct any Stage 2 activities under a Research Plan until after receipt of the Stage 2 activities initiation notice.

2.4	Initiation of Stage 3 activities. GSK may, in its sole discretion, elect to initiate Stage 3 activities under a Pharmacological Validation Plan for an R&D Program by providing written notice thereof to KineMed at any time on or after the date of receipt by KineMed of the Stage 2 Initiation Fee for such R&D Program in accordance with Section 5.2 and prior to the end of the three (3) year period following the expiration of the Research Term for such R&D Program (the “Stage 3 Initiation Period”). If GSK elects to initiate Stage 3 activities under an R&D Program as set forth in this Section 2.4, then upon KineMed’s receipt of such Stage 3 activities initiation notice from GSK ***, the Parties shall promptly commence such Stage 3 activities allocated to KineMed under the relevant Pharmacological Validation Plan.

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2.5	Milestone Criteria.

2.5.1	Stage 2 Milestone Criteria. GSK and KineMed have mutually agreed upon the Tissue Biomarker Criteria and Fluid Biomarker Criteria, attached hereto as Exhibit B-1 for the Stage 2 activities of the Muscle Application R&D Program and attached hereto as Exhibit B-2 for the Acetylome Application R&D Program, respectively (the “Stage 2 Criteria”). GSK and KineMed have mutually agreed to the preferred guidelines for Program Biomarkers to be derived from the Stage 2 activities for the Fibrosis Application R&D Program; such preferred guidelines are attached hereto as Exhibit B-3 (the “Stage 2 Fibrosis Criteria Guidelines”). Tissue Biomarker Criteria and Fluid Biomarker Criteria for Stage 2 activities of the Fibrosis Application R&D Program will be consistent with the Stage 2 Fibrosis Criteria Guidelines for such R&D Program and will be mutually agreed by the Parties in advance of the initiation of such Stage 2 activities for the Fibrosis Application R&D Program.

2.5.2	Stage 3 Milestone Criteria Guidelines. Guidelines for the Clinical Fluid Biomarker Criteria and Clinical Tissue Biomarker Criteria for use in connection with the Stage 3 activities for each of the Muscle Application R&D Program and Acetylome Application R&D Program have been mutually agreed by the Parties, and are included in the attached Exhibit B-1 (Muscle Application R&D Program) and Exhibit B-2 (Acetylome Application R&D Program), respectively (each, referred to as “Stage 3 Milestone Criteria Guidelines”). In the event that GSK elects to initiate Stage 3 activities under an R&D Program, GSK and KineMed shall, via the JRS or JSC, as applicable, use the Stage 3 Milestone Criteria Guidelines (and applicable guidelines mutually agreed to by each Party for the Fibrosis Application) to mutually agree upon the final Clinical Fluid Biomarker Criteria and Clinical Tissue Biomarker Criteria for each R&D Program for which GSK elects to initiate Stage 3 activities and such final Clinical Fluid Biomarker Criteria and Clinical Tissue Biomarker Criteria shall be included in the applicable Pharmacological Validation Plan.

2.6	Analysis of Clinical Samples.

2.6.1	Analysis of Clinical Samples from a Fibrosis Application. For a *** year period after the Effective Date (the “Fibrosis Sample Testing Period”) GSK may request, in GSK’s discretion, that KineMed utilize its proprietary assay to measure and analyze additional clinical samples from a Fibrosis Application clinical trial on a fee-for-service basis or, if requested by GSK in accordance with Section 2.6.3, for GSK to conduct such analysis, in each case during the Fibrosis Sample Testing Period. If GSK requests that KineMed conduct such analysis of such additional clinical samples, KineMed shall conduct such analysis and shall provide a written copy of such analysis to GSK, and GSK shall pay KineMed on a per-clinical-sample, fee-for-service basis on the terms as set forth in Section 5.3.1.

2.6.2	Analysis of Stage 3 Clinical Samples from an R&D Program. Unless otherwise requested by GSK in accordance with Section 2.6.3, KineMed shall conduct the analysis of the Stage 3 Clinical Trial Samples for GSK in accordance with the applicable Pharmacological Validation Plan on a fee-for-service basis as set forth in Section 5.3.2 and shall provide a written copy of such analysis to GSK.

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2.6.3	Clinical Sample Analysis by GSK; Training. GSK may elect for GSK (as a supplement to or in place of KineMed) to analyze the clinical trial samples as set forth in Section 2.6.1 and/or Section 2.6.2 above. If GSK makes such election with respect to clinical trial sample analysis, GSK shall provide written notice thereof to KineMed and KineMed shall provide to GSK reasonable and timely in-person training and consultation services to the GSK employees or contractors designated by GSK to allow GSK to proficiently analyze such clinical trial samples. GSK shall pay KineMed’s ***, and will additionally pay for such services at a rate of *** dollars ($***) ***, with respect to such in-person consultation, within *** (***) days after receipt of an Invoice by GSK from KineMed. For clarity, participation by KineMed on the JSC or any Subcommittee shall not constitute providing training, consultation, and advice to GSK for purposes of this Section 2.6.3.

2.7	Reports. On an R&D Program-by-R&D Program basis and during the Term, each Party shall provide to the JSC progress updates at each meeting of the JSC as described in Section 3.1.3 on the status of each R&D Program and data associated with such Party’s research efforts and timetable for completion of each Stage of the research activities in each of the respective R&D Programs. Any such written summaries shall be provided to the other Party’s Alliance Manager at least *** (***) Business Days in advance of the upcoming JSC meeting. Each Party will *** efforts to share with the JSC ***, regardless of whether such data or information would have a positive, neutral or negative impact on the potential commercial, scientific or strategic value of Program Biomarkers. The provision of all such data or information shall be performed in a timely manner to accommodate all reasonable deadlines, including regulatory deadlines, and ensure compliance with the timelines set forth in any agreed Research Plan or Pharmacological Validation Plan.

2.8	Compliance. Each Party shall require by written agreement that all of its employees, agents, consultants and representatives, including any contractors, involved in the conduct of activities under an R&D Program are bound by obligations of confidentiality and non-use similar to those set forth in Article 7 and obligations of invention assignment sufficient for such Party to obtain rights from such personnel to meet its obligation to grant licenses to the other Party under this Agreement.

2.9	Records. Each Party shall maintain records, in sufficient detail and in good scientific manner in accordance with the standards used in its industry for Biomarker and drug discovery and development and appropriate for patent and regulatory purposes, which shall fully and properly reflect all work done and results achieved in the performance of each R&D Program by or on behalf of such Party.

2.10	Data Integrity. Each Party agrees that it shall, and shall cause its Affiliates, contractors, consultants and employees to carry out each R&D Program and collect and record any data generated therefrom in a manner consistent with the following good data management practices (“Good Data Management Practices”):

a.	Data are being generated using sound scientific techniques and processes;

b.	Data are being accurately recorded in accordance with good scientific practices by persons conducting each R&D Program hereunder;

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c.	Data are being analyzed appropriately without bias in accordance with good scientific practices;

d.	Data and results are being stored securely and can be easily retrieved; and

e.	Data trails exist to easily demonstrate and reconstruct key decisions made during the conduct of each R&D Program, presentations made about each R&D Programs, and conclusions reached with respect to each R&D Program.

2.11	Materials Transfer.

2.11.1	During the course of the conduct of activities under the R&D Program, either Party may transfer (the “Materials Transferring Party”) to the other Party (the “Materials Receiving Party”) certain biological materials or chemical compounds pursuant to this Agreement (collectively, the “Materials”). Such Materials will be provided under the terms of this Agreement and in such amount as described in the material transfer record for the particular transfer, in substantially the same form as attached hereto as Exhibit C (the “MTR”), which MTR shall set forth the type and name of the Materials transferred, the amount of the Materials transferred, the date of the transfer of such Materials and the proposed use of such Materials by the Material Receiving Party.

2.11.2	MATERIALS SUPPLIED BY THE MATERIALS TRANSFERRING PARTY PURSUANT TO THIS SECTION 2.11 ARE SUPPLIED IN “AS IS” CONDITION WITH NO WARRANTY, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WARRANTIES OF MERCHANTABILITY, TITLE, NON-INFRINGEMENT, EXCLUSIVITY, OR FITNESS FOR A PARTICULAR PURPOSE. THE MATERIALS RECEIVING PARTY SHALL NOT AND SHALL NOT PERMIT ANY PERSON TO ADMINISTER ANY SUCH MATERIALS TO HUMANS UNDER ANY CIRCUMSTANCES. ANY MATERIAL DELIVERED PURSUANT TO THIS AGREEMENT IS UNDERSTOOD TO BE EXPERIMENTAL IN NATURE AND MAY HAVE HAZARDOUS PROPERTIES. THE MATERIALS RECEIVING PARTY WILL HANDLE THE MATERIAL ACCORDINGLY AND WILL INFORM THE MATERIALS TRANSFERRING PARTY IN WRITING OF ANY ADVERSE EFFECTS EXPERIENCED BY PERSONS HANDLING THE MATERIAL. THE RECEIVING PARTY ASSUMES ALL LIABILITY FOR DAMAGES WHICH MAY ARISE FROM ITS USE, STORAGE OR DISPOSAL OF THE MATERIAL.

2.11.3	The Materials Receiving Party acknowledges that it does not have any claim to the Materials supplied by the Materials Transferring Party and that the Materials shall remain the sole and exclusive property of the Materials Transferring Party.

2.11.4	The Materials Receiving Party agrees that the Material:

a.	will be used solely for, and in compliance with, the applicable R&D Program for the purpose identified in the MTR;

b.	will be used in compliance with all applicable national, state and local laws, rules and regulations;

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c.	will not be used in human subjects, in clinical trials, or for diagnostic purposes involving human subjects without the written consent of the Materials Transferring Party;

d.	will not be used in animals intended to be kept as domestic pets;

e.	will not be transferred to a Third Party without the prior written consent of the Materials Transferring Party; and

f.	will not be reverse engineered or chemically analyzed except as expressly provided by the Materials Transferring Party.

2.11.5	The Materials Receiving Party assumes all liability for damages which may arise from its use, storage or disposal of the Materials. The Materials Transferring Party shall not be liable to the Materials Receiving Party for any loss, claim or demand made by the Materials Receiving Party, or made against the Materials Receiving Party by any Third Party, due to or arising from the use of the Materials, except to the extent permitted by applicable law, when caused by the gross negligence or wilful misconduct of the Materials Transferring Party.

2.11.6	Upon expiration or the earlier termination of an R&D Program pursuant to which such Materials were being utilized, the Materials Receiving Party shall discontinue its use of any Materials and shall, upon direction of the Materials Transferring Party, return or destroy (and certify destruction of) any remaining Materials.

2.12	Ethical Standards And Human Rights. Each Party certifies that it shall encourage compliance by itself, its Affiliates, and its and their respective personnel and contractors with ethical standards and human rights relating to discrimination, safe and healthy work environment, fair wages and other employee rights, when performing its obligations under this Agreement.

2.13	Use of Animals in Laboratory Testing. Each Party agrees, and shall cause its Affiliates and contractors to agree, to comply with the “3R” principles with respect to the use of animals in each R&D Program — reducing the number of animals used, replacing animals with non-animal methods whenever possible and refining the research techniques used. All work must be conducted in accordance with the core principles identified below, in addition to all relevant statutes, legislation, regulations and guidelines for the care, welfare and ethical treatment of animals used in research in the country where the activities under the applicable R&D Program are being performed.

2.13.1	The principles set forth below describe minimum standards; local customs, norms, practices or laws may be additive to such principles.

a.	Access to species appropriate food and water;

b.	Access to species specific housing, including species appropriate temperature and humidity levels;

c.	Access to humane care and a program of veterinary care;

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d.	Ability to demonstrate species specific behavior;

e.	Study design reviewed by institutional ethical review panel;

f.	Commitment to minimizing pain and distress during in vivo studies; and

g.	Work performed by appropriately trained staff.

2.13.2	KineMed shall permit GSK to conduct reasonable inspections, at GSK’s sole expense and no more frequently than twice per Calendar Year, upon at least *** (***) calendar days’ prior written notice, and during regular business hours, in order for GSK to confirm adherence to the above principles and guidelines. To the extent that any material deficiencies are identified as the result of such inspection, KineMed shall endeavor in good faith to take reasonable and practical corrective measures to remedy any such material deficiencies.

2.14	Debarment Certification. Each Party certifies that it has not been, nor will such Party use any Person in performing activities under this Agreement that has been, debarred under the provisions of the U.S. Generic Drug Enforcement Act of 1992, 21 U.S.C. § 335a(a) and (b), or disqualified as a clinical investigator under the provisions of 21 C.F.R. § 312.70. If during the Term, either Party, or any Person (i) becomes debarred or disqualified or (ii) receives notice of an action or threat of an action with respect to its debarment or disqualification based on its or their performance under this Agreement, such Party shall notify the other Party immediately.

2.15	Medical Privacy. Each Party represents and certifies that any use or disclosure by such Party of identifiable information of a donor of biological materials in connection with this Agreement complies with all applicable medical privacy laws or regulations, including any requirement to obtain the donor’s written authorization to use or disclose identifiable health information for research purposes.

2.16	Supply and Use of Human Biological Samples.

2.16.1	Each Party represents and warrants to the other Party that such Party complies with and will continue to comply with all applicable Laws, codes of practice and guidance relating to the collection, storage, use and disposal of Human Biological Samples (the “Regulatory Requirements”) for use in the conduct of activities under this Agreement and that appropriate consent at the material time (as required by the Regulatory Requirements) has on all occasions been given and will be obtained by/from an appropriate person in respect of Human Biological Samples collected, transferred, stored, used and subsequently disposed of in the conduct of activities under this Agreement.

2.16.2	lf a Human Biological Sample has been or will be collected or obtained by or on behalf of either Party for use in activities under this Agreement, such collecting Party represents and warrants to the other Party that the consent form used with respect to the collection of such Human Biological Sample did or will include appropriate statements informing the donor (and in the case of post mortem Human Biological Samples, supplied with consent provided by or on behalf of the original donor) of the following:

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a.	such Human Biological Sample may be used for research purposes, which research purposes do not exclude the activities to be conducted under the terms of this Agreement;

b.	such Human Biological Sample may be transferred to a Third Party for testing, and subsequent research use and storage purposes conducted for and/or on behalf of a commercial organization and its third party collaborators;

c.	that such Human Biological Sample and any accompanying clinical information will be either anonymised or coded to prevent patient identification before use of such Human Biological Sample;

d.	that a commercial organization may own the results of research or other use of such Human Biological Sample and may file patents with respect to or otherwise protect and make commercial use of such results; and

e.	there will be no financial benefit to the donor whatsoever in respect of the research, development or commercial use of such Human Biological Sample or the commercial use of the research or other results from the use of such Human Biological Sample, other than customary reimbursement for (1) a donor’s travel expenses related to taking part in a study or sample collection protocol, (2) stipends to donors if a study or protocol requires confinement of a donor, such as for a hospital stay or for observation in a clinical unit or (3) other related expenses in connection with the donation of such Human Biological Sample.

2.16.3	Each Party represents and warrants to the other Party that it has or will have prior to obtaining, collecting, storing, transferring, using (including subsequent use by a commercial organization), disclosing, importing, exporting or disposing of any Human Biological Samples under this Agreement all the necessary authorizations, licenses and approvals (for example, ethical approval from a research ethics committee or an Institutional Review Board, or as may be otherwise prescribed by law) to obtain, collect, store, transfer, use (including subsequent use by a commercial organization), disclose, import, export and dispose of Human Biological Samples in the conduct of activities under this Agreement.

2.16.4	In the event: (i) the Parties desire to use any Human Biological Samples obtained by either Party prior to the Effective Date; and (ii) the Party that obtained such Human Biological Sample discovers that the terms and conditions under which such Human Biological Sample was obtained do not meet the requirements of Sections 2.16.2 and 2.16.3, then, prior to using such Human Biological Sample in the Research Program, the Party who has obtained such Human Biological Sample shall disclose to the other Party the terms and conditions under which such Human Biological Sample was obtained, and the Parties shall discuss in good faith and in an expeditious manner the suitability of using such Human Biological Sample in the Research Program, including whether additional consents should be obtained. The Parties shall not use such Human Biological Sample in the Research Program unless both Parties agree to such use. If the Parties agree to use such Human Biological Sample in the Research Program, such use shall not be deemed to constitute a breach of any representation or warranty in this Section 2.16.

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Article III. GOVERNANCE

3.1	The Joint Steering Committee.

3.1.1	Generally. As soon as practicable after the Effective Date, the Parties shall establish and convene a joint steering committee (the “Joint Steering Committee” or “JSC”) as more fully described below in this Article 3. The JSC would continue in place, on an R&D Program-by-R&D Program basis, during the Term to oversee and guide the progress of the R&D Programs conducted under the Collaboration Program, as more specifically provided herein. During the Term, each Party agrees to keep the JSC informed on an R&D Program-by-R&D Program basis, of the progress of its activities under the applicable Research Plan. The JSC will be dissolved upon the earlier of the expiration of the Term of the Agreement or termination of the Agreement by a Party in accordance with Article 11.

3.1.2	Membership. The JSC shall consist of *** (***) KineMed representatives and *** (***) GSK representatives. Each Party shall designate its JSC representatives within *** (***) days after the Effective Date. Each Party may change its JSC representatives from time to time in its sole discretion, effective upon written notice to the other Party of such change. A Party’s representatives to the JSC shall be employees or consultants of such Party and shall have appropriate technical credentials, experience and knowledge, and ongoing familiarity with the R&D Program, and shall have responsibilities within such Party for the R&D Program. Additional non-voting observers may, from time to time, be invited to attend JSC meetings by the Parties, provided that any such observers who are not employees or consultants of either Party or its Affiliates may only attend with the prior written consent of the other Party, further provided that all such observers shall be bound by confidentiality and non-use obligations similar to those contained in Article 7.

3.1.3	Meetings and Minutes. The JSC shall meet at least once every Calendar Quarter during the Research Term in accordance with a schedule established by mutual written agreement of the Parties, but no less frequently than twice each Calendar Year in person unless the Parties otherwise agree; meeting frequency will be once every *** (***) months after the Research Term and during the Term, with ***. The location for such in-person meetings will alternate between KineMed’s and GSK’s facilities in the United States, or such other location as may be determined by the JSC and agreed to by KineMed. For its other meetings the JSC may use teleconference, Internet conference, videoconference or other similar communications equipment. Each Party shall bear its own travel and lodging expenses related to participation in and attendance at such meetings by its JSC representatives. The Alliance Managers of each Party shall be responsible for preparing and circulating minutes of each JSC meeting on a rotating basis within *** (***) days after such meeting setting forth, inter alia, a brief summary of the discussions at the meeting and a list of any actions, decisions, or determinations approved by the JSC and a list of any issues to be resolved by the Senior Management pursuant to Section 3.1.5. Such minutes shall be effective only after written approval of such minutes by both Parties. With the sole exception of specific items of the meeting minutes to which the members cannot agree and which are escalated to the Senior Management as provided in Section 3.1.5 below, definitive minutes of all JSC meetings shall be finalized no later than *** (***) days after the meeting to which the minutes pertain occurred. If, at any time during the preparation and finalization of the JSC minutes, the Parties do not agree on any issue with respect to the minutes, such issue shall be resolved by the escalation process set forth in Section 3.1.5. The decision resulting from the escalation process shall be recorded by the Alliance Manager in amended finalized minutes for such meeting.

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3.1.4	Specific Responsibilities of the JSC. On an R&D Program-by-R&D Program basis and subject to Section 3.1.5, the JSC shall be responsible for overseeing the entire collaboration between GSK and KineMed during the applicable R&D Program. Without limiting the foregoing, the JSC shall perform the following functions, some or all of which may be addressed directly at any given meeting of the JSC:

a.	Review, comment on, and approve the Research Plan and Pharmacological Validation Plan for each R&D Program on an annual basis and from time-to-time on an ad hoc basis as requested by the Parties, including any updates and amendments thereto;

b.	Oversee the implementation of the Research Plan and Pharmacological Validation Plan for each R&D Program and each Party’s progress with respect to the activities allocated to such Party under the applicable Research Plan;

c.	On an R&D Program-by-R&D Program basis, review and approve the Clinical Fluid Biomarker Criteria and Clinical Tissue Biomarker Criteria and propose modifications or amendments thereto; review and approve the Tissue Biomarker Criteria and Fluid Biomarker Criteria for the Fibrosis Application and review any modifications or amendments to the Tissue Biomarker Criteria and Fluid Biomarker Criteria;

d.	On an R&D Program-by-R&D Program basis, determine whether the applicable milestone events have been achieved, provided that any disputes ***;

e.	Resolve any disputes or other matters raised to the JSC from any Subcommittee established hereunder;

f.	Provide a forum for the Parties to exchange information and coordinate their respective activities as set forth in this Agreement; and

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g.	Perform such other duties as are specifically assigned to the JSC in this Agreement or otherwise agreed to in writing by the Parties; provided, however, that in no event shall the Joint Steering Committee have any authority to (x) resolve any disputes involving the breach or alleged breach of this Agreement, (y) amend any allocation of costs between the Parties, or require either Party to expend additional resources, whether internal or external, except as stated under this Agreement, or (z) otherwise amend or modify this Agreement, or the Parties’ respective rights and obligations hereunder.

3.1.5	Decision-Making Authority. Each Party will use reasonable efforts to achieve consensus on the Joint Steering Committee. In the event that the Joint Steering Committee fails to reach unanimous agreement with respect to a particular matter within its authority within *** (***) days of the date such matter was first presented to the Joint Steering Committee, such dispute shall be referred to *** of KineMed and for GSK the *** (for the Acetylome Application R&D Program), the *** (for the Fibrosis Application R&D Program), or the *** (for the Muscle Application R&D Program), or in the case of GSK or KineMed, their respective designees who are members of senior management with the power and authority to resolve such matter (collectively, “Senior Management”). If such Senior Management representatives cannot agree on a matter within *** (***) Business Days after their first discussion regarding such matter, then:

a.	Subject to Section 3.1.5(b), GSK shall, in good faith and taking into consideration the comments of KineMed, have the final decision-making authority; provided that if either Party determines that GSK’s exercise of such final decision-making authority will *** KineMed’s costs prior to the initiation of Stage 3 activities to an amount that is equal to *** percent (***%) of the *** (“Received Fees”), then the following shall apply:

i.	the Parties shall first discuss, via the JRS and, if necessary, the JSC, whether such cost increase may be accounted for, in whole or in part, either by reallocation of costs budgeted under a specific R&D Program, or between all R&D Programs. In considering the reallocation of costs within and between R&D Programs to account for such increase in costs, the Parties may consider reallocation of any such amounts budgeted for Stage 1 activities across all R&D Programs and any such amounts budgeted for Stage 2 and/or Stage 3 activities in any R&D Program for which GSK has paid the Stage 2 Initiation Fee; and

ii.	KineMed shall be responsible for all such increases in costs up to an amount that is equal to *** percent (***%) of the *** and GSK shall be responsible for ***.

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b.	Modifications or amendments to the Clinical Fluid Biomarker Criteria, Clinical Tissue Biomarker Criteria, Fluid Biomarker Criteria and Tissue Biomarker Criteria made by the JSC shall not be subject to the final decision-making authority of GSK as set forth in Section 3.1.5(a), but shall be determined by mutual agreement of the Parties, acting in good faith, and without either Party unreasonably withholding consent. In the event that the Parties are unable to reach mutual agreement via the JSC with respect to modifications or amendments to Criteria as set forth in Section 3.1.4(c), then the applicable Criteria to which such disagreement relates shall not be modified or amended.

c.	For the avoidance of doubt, GSK shall be responsible for ***.

3.2	Subcommittees. From time to time, the Joint Steering Committee may establish subcommittees to oversee particular projects or activities, as it deems necessary or advisable (each, a “Subcommittee”). Each Subcommittee shall consist of such number of representatives of each Party as the Joint Steering Committee determines is appropriate from time to time. Such members shall be individuals with expertise and responsibilities that are relevant to the stage of development of the project or activity, for example discovery research, preclinical development, Patents or process sciences. Each Subcommittee shall meet with such frequency as the Joint Steering Committee shall determine. Each Subcommittee shall operate by unanimous vote in all decisions, with each Party having one (1) vote and with at least one (1) representative from each Party participating in such vote. Except with respect to matters that are the subject of the Joint Patent Subcommittee’s decision-making authority, which shall be determined in accordance with Section 3.2.2, if with respect to a matter that is subject to a Subcommittee’s decision-making authority, the Subcommittee cannot reach unanimity, the matter shall be immediately referred to the Joint Steering Committee, which shall resolve such matter in accordance with Section 3.1.5.

3.2.1	Joint Research Subcommittee. The JSC will establish within a reasonable period of time following the first meeting of the JSC, one or more Joint Research Subcommittees (a “JRS”) that will have primary responsibility for the day-to-day oversight and management of activities conducted by the Parties pursuant to a given Research Plan. Each JRS shall meet regularly, either in person or via teleconference or video conference, as applicable, with such frequency as the JRS determines to be necessary. The JRS shall have responsibility, on an R&D Program-by-R&D Program basis, for drafting any necessary amendments to the Research Plans during each year of the Research Term for consideration by the JSC in accordance with Section 3.1.4(a). Any such amendments to the Research Plans shall be consistent with ***.

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3.2.2	Joint Patent Subcommittee.

a.	Formation. The Parties shall establish a Joint Patent Subcommittee (“JPS”) as soon as practicable after the Effective Date, but in no event later than *** days thereafter. The JPS shall remain in place only during the Term, and shall consist of an equal number of representatives of both Parties, which shall be no less than *** (***) representatives per Party. Either Party may replace any of its members of the JPS at any time by providing prior written notice thereof to the other Party. The JPS shall meet at least twice annually or more frequently as necessary and as mutually agreed by the Parties.

b.	Role. The JPS will have overall responsibility for developing a strategy to *** for Patents included within the Program Technology, and to discuss, develop, and coordinate strategy with respect to the preparation, filing, prosecution, and maintenance of such Patents. The JPS will also form strategies surrounding *** with respect to making, having made, using, selling, offering to sell, or importing a Program Biomarker. Subject to Section 8.2, each Party shall supply to all members of the JPS copies of all significant correspondence by or on behalf of the Party prosecuting such Patent relating to the status, filing, maintenance, prosecution, enforcement, or defense of all Patents included within the Program Technology. As part of its responsibilities as set forth in this Section 3.2.2, the JPS shall determine which Patents are to be considered Patents included in the Program Technology and will oversee the determination of inventorship on each Program Technology Patent. The JPS will also determine, as set forth more fully in Section 4.3.2, whether *** should be pursued. Periodically during the Term, or upon request, the JPS will report its activities and the status of such activities to the JSC. For the avoidance of doubt, any and all roles, responsibilities and decision-making of the JPS shall be limited to that which is consistent with and permissible by either KineMed or GSK, as applicable, under the terms and conditions of any applicable Third Party licenses.

c.	Decisions. All decisions of the JPS shall, wherever possible, be made by consensus, with each Party collectively having *** (***) vote in all decisions of the committee. In the event that the JPS is unable to reach a decision within *** (***) Business Days after it has met and attempted to reach such decision, then either Party may, by written notice to the other Party, submit such issue to the chief patent counsels (“CPCs”) of both Parties. The CPCs shall promptly discuss the submitted issue and determine a resolution. If the CPCs are unable to determine a resolution in a timely manner, which shall, in no case, be more than *** (***) calendar days after the matter was referred to them: (i) for any issue involving Patents included within the Program Technology that are being prosecuted by GSK pursuant to Section 8.2.2, the ***; (ii) for any issue involving Patents included within either the KineMed Technology or Program Technology that are being prosecuted by KineMed, pursuant to Sections 8.2.1 and 8.2.2, the decision of *** and (iii) any other issue or dispute (e.g. disputes regarding inventorship) ***. Any Patent litigation strategies pursuant to this Agreement will be decided pursuant to Sections 8.4 and 8.5.

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3.3	Alliance Managers. Promptly after the Effective Date, each Party shall appoint an individual to act as alliance manager for such Party (each, an “Alliance Manager”). Each Alliance Manager shall thereafter be permitted to attend meetings of the JSC as an observer. The Alliance Managers shall also be responsible for assisting the JSC in performing its oversight responsibilities, including monitoring whether activities are being conducted in accordance with the applicable Research Plan and preparing and finalizing the minutes from meetings of the JSC (in accordance with Section 3.1.3) and for facilitating communications between the Parties. The name and contact information for each Alliance Manager shall be designated by each Party at the time such Party designates its representatives to the JSC. Either Party may, in its sole discretion from time to time, replace its designated Alliance Manager upon written notice to the other Party.

Article IV. LICENSES

4.1	License Grants to GSK.

4.1.1	Research License. Subject to the terms and conditions of this Agreement, during the Term, KineMed hereby grants to GSK a fully-paid, royalty-free, non-exclusive, right and license (or sublicense, as applicable) under the KineMed Technology and KineMed’s rights in the Program Technology, solely to the extent necessary for GSK to conduct activities under a Research Plan and Pharmacological Validation Plan for an R&D Program and to fulfill GSK’s responsibilities under this Agreement and to the extent such activities and responsibilities are with respect to Program Biomarkers. For clarity, ***. Subject to Section 4.1.2.1, GSK may, under the licenses (or sublicenses, as applicable) granted to GSK in this Section 4.1.1 grant sublicenses to ***.

4.1.2	Development and Commercialization License. Subject to the terms and conditions of this Agreement, effective on an R&D Program-by-R&D Program basis upon the payment of the Stage 2 Initiation Fee by GSK for such R&D Program; KineMed hereby grants to GSK an exclusive, worldwide, royalty-free (except, with respect to KineMed Technology in-licensed from a Third Party as expressly set forth in Section 4.3) right and license under the KineMed Technology and KineMed’s rights in the Program Technology, to (i) practice the KineMed Technology solely to exploit the Program Biomarkers, including without limitation, if applicable, in connection with a Companion Diagnostic pursuant to Section 6.1.6, and (ii) to practice the Program Technology; in each case to research, develop, make, have made, use, sell, offer for sale, and import GSK Products. For clarity, and subject to the *** set forth in ***, the *** of the *** shall not be construed to *** to *** pursuant to an ***, or to *** with, for, or on behalf of a *** in connection with the *** of a ***, provided that such *** by *** is otherwise *** the terms *** and is not *** the *** set forth in ***.

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4.1.2.1	Sublicenses. The licenses granted to GSK under Sections 4.1.1 and 4.1.2 include the right to grant sublicenses under the KineMed Technology and KineMed’s rights in the Program Technology, excluding the right for GSK to grant sublicenses under KineMed’s rights in the UC Patents (as defined below) that are sublicensed to GSK. If, during the Term of the Agreement and until the expiration of the Second Extended Exclusivity Period, GSK grants a sublicense to a Third Party under GSK’s licenses set forth in Section 4.1.1 or 4.1.2, then GSK shall provide notice within a reasonable period of time to KineMed notifying KineMed that such sublicense has been granted by GSK to such Third Party. The foregoing notice requirement shall not apply to sublicenses granted by GSK following the expiration of the Second Extended Exclusivity Period. If requested by GSK, KineMed shall grant sublicenses to GSK’s sublicensees under KineMed’s rights in such UC Patents, such sublicenses to be of the same scope as the sublicenses granted by KineMed to GSK under Sections 4.1.1 and 4.1.2 herein; provided, that such GSK sublicensees to which KineMed grants a sublicense under this Section 4.1.2.1 shall have an obligation to be bound by those obligations of KineMed under the UCB License applicable to sublicensees as further set forth in Section 4.3.1 herein.

4.2	License Grants to KineMed.

4.2.1	Program Technology. Subject to the terms and conditions of this Agreement and on an R&D Program by R&D Program basis and effective upon KineMed’s receipt of GSK’s payment of the Stage 2 Initiation Fee for such R&D Program, GSK hereby grants to KineMed a non-exclusive, worldwide, perpetual, fully paid-up, royalty-free right and license, with the right to grant sublicenses upon the prior written consent of GSK, under the Program Technology that is owned by GSK and that arose during the conduct of activities by or on behalf of GSK during the Research Term under such R&D Program, in each case, solely to the extent such Program Technology: (A) is necessary to exploit a Program Biomarker, or (B) has been incorporated by GSK into the process for evaluating such Program Biomarker.

4.2.2	GSK Improvements to KineMed Technology. GSK hereby grants to KineMed a non-exclusive, worldwide, perpetual, irrevocable, fully paid-up, royalty-free right and license, with the right to grant sublicenses, under GSK’s rights in the KineMed Technology Improvements.

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4.3	Third Party Technology.

4.3.1	UCB License. GSK acknowledges that certain Patents included within the KineMed Technology and sublicensed to GSK pursuant to Section 4.1 herein have been in-licensed by KineMed under the UCB License (the “UC Patents”), and that GSK’s license under such UC Patents will expire upon the expiration of the last-to-expire of the UC Patents included within the sublicenses granted to GSK in Section 4.1. A complete and accurate list of such Patents in-licensed from UCB and sublicensed to GSK as of the Effective Date is set forth in Exhibit E, attached hereto and incorporated herein by reference. To the extent that KineMed is obligated to make any royalty payments to UC under Section 6.1 of the UCB License as a result of GSK’s exercise of its sublicensed rights under the UC Patents as granted to GSK in Section 4.1.2 herein in connection with the development or commercialization of a Companion Diagnostic by or on behalf of GSK under Section 6.1.6 of this Agreement, then KineMed shall Invoice GSK for such amounts and GSK shall pay such Invoiced amounts to KineMed within *** (***) days of GSK’s receipt of an Invoice therefor. GSK acknowledges and agrees that the obligations of KineMed as set forth in Sections 3.3, 3.5 and 19.1, and Articles 9 and 15 of the UCB License are applicable, according to the terms of the UCB License, to any sublicensee of KineMed and, as such, are hereby incorporated by reference solely to the extent applicable and required by the UCB License. GSK agrees to comply with such terms of the UCB License as set forth in this Section 4.3.1 until the earlier of: (i) the expiration of the last to expire Valid Claim of a UC Patent licensed to GSK hereunder or, if longer such term set forth in the applicable section of the UCB License; or (ii) termination of this Agreement and the sublicenses granted to GSK under the UC Patents.

4.3.2	In-Licensed or Acquired Third Party Technology. Subject to Section 8.5.4, which shall govern Third Party licenses acquired in the context of the settlement of litigation or a dispute as set forth therein, if, after the Effective Date, either Party determines that it is necessary or useful to acquire or license intellectual property rights from a Third Party in order for either Party to practice the KineMed Technology to conduct its activities under the Collaboration Program or for GSK to exercise the licenses granted to GSK under the KineMed Technology as set forth in Section 4.1 herein (such Third Party intellectual property, the “In-Licensed Third Party Technology”), such Party shall provide notice thereof to the Joint Patent Subcommittee.

4.3.2.1	If the *** determines that *** to *** is *** for the ***, then the Parties shall *** with respect to the *** of the *** to such *** (with ***, unless the Parties otherwise agree for ***), *** will *** the *** to *** on the *** and on ***, and shall *** with respect thereto. The Parties shall *** upon the *** of such *** prior to the *** of such ***. KineMed shall *** under *** under such *** pursuant to this Section 4.3.2 solely to the extent that such *** are *** the *** of a *** with respect to such *** under this Agreement. GSK shall *** within ***. Any license obtained by KineMed with respect to such In-Licensed Third Party Technology either shall include a direct license grant to GSK or the right for KineMed to sublicense rights to such In-Licensed Third Party Technology to GSK in accordance with the terms of this Agreement, in which case such In-Licensed Third Party Technology in-licensed by KineMed pursuant to this Section 4.3.2.1 shall be included in the definition of KineMed Technology and subject to the license grants to GSK under Section 4.1 hereto and GSK agrees to provide any necessary notifications to KineMed as required to evidence the occurrence of events or activities of GSK or its Affiliates for which payments are due to such Third Party in order for KineMed to comply with its reporting obligations under such license.

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4.3.2.2	In the event KineMed provides notice of In-Licensed Third Party Technology to the Joint Patent Subcommittee and the Joint Patent Subcommittee does not agree that a license to such In-Licensed Third Party Technology is necessary for the purpose set forth above in this Section 4.3.2, then KineMed shall *** to *** a *** to such *** on ***, and *** shall be *** the definition of ***. KineMed shall *** a *** of such *** with respect to such *** and GSK *** in the definition of *** (to the extent that KineMed has *** to *** to *** by providing written notice of *** to *** at any time until ***. If GSK *** in accordance with this Section 4.3.2.2, *** KineMed shall *** shall be deemed to be included in the *** for purposes of *** and GSK agrees *** as required to *** for which *** are due to *** in order for *** to comply with *** under ***. KineMed shall *** for the *** of any *** under such *** solely to the extent that *** are attributable to the *** with respect to such *** under this Agreement. GSK shall *** to *** within ***.

4.4	No Implied Licenses. Except as specifically set forth in this Agreement, neither Party shall acquire any license or other intellectual property interest, by implication or otherwise, in any Know-How disclosed to it under this Agreement or under any Patents owned or Controlled by the other Party or its Affiliates.

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Article V. PAYMENTS

5.1	Initial Consideration. In partial consideration of the licenses and rights granted herein, KineMed shall invoice GSK, and GSK shall make a one-time cash payment by wire transfer of immediately available funds to KineMed of four million four hundred thousand dollars ($4,400,000.00) (the “Upfront Fee”) within *** (***) Business Days after receipt by GSK, on or after the Effective Date, of an Invoice from KineMed.

5.2	Stage 2 Initiation Fee. In the event that GSK elects to initiate Stage 2 activities of a Research Plan for a Muscle Application R&D Program or an Acetylome Application R&D Program in accordance with Section 2.3, GSK shall pay to KineMed, on an R&D Program by R&D Program basis, a one-time Stage 2 initiation fee of *** dollars ($***) for each such R&D Program for which State 2 activities are initiated (the “Stage 2 Initiation Fee”) within *** (***) days of receipt by GSK of an Invoice from KineMed for the Stage 2 Initiation Fee. For clarity, no Stage 2 Initiation Fee will be owed by GSK for any R&D Program for which Stage 2 activities are not initiated in accordance with Section 2.3. In the event that GSK elects to initiate Stage 2 activities of a Research Plan for the Fibrosis Application, the Parties will discuss in good faith and mutually agree upon a reasonable and appropriate initiation fee for such Stage 2 activities, such Stage 2 initiation fee for the Fibrosis Application R&D Program not to exceed ***.

5.3	Analysis of Clinical Samples.

5.3.1	Analysis of Clinical Samples in a Fibrosis Application. If GSK elects to exercise the right for GSK to analyze clinical trial samples obtained by GSK from the conduct of clinical trials in a Fibrosis Application as set forth in Section 2.6.1, GSK shall be solely responsible for the conduct of such analysis and no fees, except as set forth in Section 2.6.3, shall be owed to KineMed with respect thereto. If GSK does not elect to exercise its right for GSK to analyze such clinical trial samples from a Fibrosis Application, KineMed shall conduct the analysis of such clinical trial samples for GSK on a fee-for-service basis at a rate per clinical trial sample to be discussed and mutually agreed by the Parties in writing in advance; such fee-for-service rate per clinical trial sample shall not exceed *** ($***) per sample if analyses are conducted by KineMed using ***, and *** dollars ($***) per sample if analyses are conducted by KineMed using ***. KineMed shall Invoice GSK for payment for any Fibrosis Application R&D Program clinical trial sample analyzed by KineMed in accordance with this Section 5.3.1 and GSK shall pay such Invoiced amounts within *** (***) days of receipt of such Invoice by GSK.

5.3.2	Analysis of Stage 3 Clinical Trial Samples. If GSK elects to exercise its right, on an R&D Program-by-R&D Program basis as set forth in Section 2.6.2, for GSK to analyze the Stage 3 Clinical Trial Samples obtained from the conduct of Stage 3 Clinical Trial activities under an R&D Program herein, GSK shall be solely responsible for the conduct of such analysis and no fees, except as set forth in Section 2.6.3, shall be owed to KineMed with respect thereto. If, on an R&D Program-by-R&D Program basis GSK does not elect to analyze such Stage 3 Clinical Trial Samples, KineMed shall conduct the analysis of such Stage 3 Clinical Trial Samples for GSK on a fee-for-service basis in accordance with the applicable Pharmacological Validation Plan. GSK and KineMed shall agree in advance upon the applicable per sample rate for the conduct of such analysis by KineMed, with such per sample rate to equal KineMed’s *** costs for the conduct of such analysis for such sample plus KineMed’s *** costs attributable to such fee for service activities. KineMed shall Invoice GSK for payment for any Stage 3 Clinical Trial sample analyzed by KineMed in accordance with this Section 5.3.2 and GSK shall pay such Invoiced amounts within *** (***) days of receipt of such Invoice by GSK.

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5.4	Milestone Payments to KineMed.

5.4.1	GSK shall pay to KineMed on an R&D Program-by-R&D Program basis, the following one-time per R&D Program, non-refundable, non-creditable milestone payments after the achievement by KineMed or GSK, as applicable, of each of the following listed milestone events, such payments to be made by GSK within *** (***) days after receipt by GSK of an Invoice for such payment. GSK shall provide to KineMed written notice upon GSK’s achievement of each listed milestone event. No milestone payments shall be paid for any milestone event that has already been paid for the same R&D Program or that is not actually achieved. Each milestone payment will be paid by GSK to KineMed only once per R&D Program upon the first achievement of such milestone event by the first applicable Program Biomarker to achieve such milestone in a particular R&D Program, regardless of the number of Program Biomarkers from such R&D Program to achieve such milestone event, and regardless of which Party achieved such milestone event. In the event that a Program Biomarker does not achieve the *** or ***, as applicable, but GSK nevertheless uses such Program Biomarker in a clinical trial, then GSK shall provide notice thereof to KineMed and shall pay such *** milestone *** milestone, as applicable, to KineMed within *** (***) days of receipt of an invoice therefor.

Program Biomarker Milestone Event	Milestone Payment ($M)
***	***
***	***
***	***
***	***

5.4.1.1	*** Milestone Payment. In the event that GSK commercializes a Companion Diagnostic as set forth in Section 6.1.6, GSK shall pay to KineMed a one-time per R&D Program milestone payment of *** dollars ($***) upon ***.

5.5	Payment Date. If GSK fails to pay any such undisputed milestones or any other payments according to this Agreement in full on or before such date that it is due, interest on such amount shall accrue at the annual LIBOR rate as published in the Wall Street Journal, Eastern U.S. Edition (“LIBOR Rate”), effective for the applicable days of the period of default.

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5.6	Payment Method and Exchange Rate. All payments to be made by GSK to KineMed under this Agreement shall be made in United States dollars and shall be paid by wire transfer to the KineMed bank account designated in writing by KineMed from time to time. In the case of any amounts payable or receivable in a foreign currency, the Parties shall use the average exchange rate as calculated and utilized by GSK’s group reporting system and published accounts. In the event that GSK changes the exchange rate reference used in its internal accounting procedures generally applicable to GSK’s accounting practice during the Term, GSK shall so notify KineMed and the Parties shall use such new reference for calculating the rate of exchange thereafter for the remainder of the Term.

5.7	Tax.

5.7.1	KineMed warrants that KineMed is a resident for tax purposes of the United States of America and that KineMed is entitled to relief from United Kingdom income tax under the terms of the double tax agreement between the United Kingdom and the United States of America (the “Treaty”). KineMed shall promptly notify GSK in writing in the event that KineMed ceases to be entitled to such relief.

5.7.2	GSK shall cooperate with KineMed in obtaining formal certification of KineMed’s entitlement to relief under the Treaty. Pending receipt of formal certification from the United Kingdom Inland Revenue, GSK shall pay to KineMed the full amount of the Upfront Fee required to be paid pursuant to Section 5.1 above, without deduction of any withholding tax in accordance with the Treaty. KineMed agrees to indemnify and hold harmless GSK against any loss, damage, expense or liability arising in any way from a breach of the above warranties or any future claim by a United Kingdom tax authority alleging that GSK was required by law or regulation to deduct withholding tax on such payments at source at the non-Treaty rate (other than due to KineMed having filed with the United States tax authority, but not having obtained formal certification of KineMed’s entitlement to relief under the Treaty from the United Kingdom Inland Revenue, prior to receiving GSK’s payment pursuant to Section 5.1 above). The royalty and other payments under this Agreement shall not be reduced by any taxes required to be withheld by any taxing authority outside of the United Kingdom.

5.7.3	If GSK assigns this Agreement (or otherwise transfers the payment obligations imposed under this Agreement in any manner, including any assignment described in Section 13.3) to an Affiliate or other person, (such other person or such Affiliate an “Assignee”) and GSK or any Assignee becomes liable to withhold any taxes from royalties or other payments under this Agreement, then GSK or any such Assignee shall pay to KineMed the full amount of any royalty or other payment required to be paid, unreduced by any withholding tax and shall pay any amount owed to the relevant tax authority; provided, however, that (i) GSK or any Assignee shall provide KineMed with proof of any withholding taxes paid on behalf of KineMed; and (ii) to the extent KineMed is able to obtain credit for any taxes withheld against KineMed’s tax liability and actually realizes a reduction in its tax liability as a result of the utilization of such credit, KineMed shall refund to GSK the amount of such net tax savings, as determined in the reasonable discretion of KineMed.

5.7.4	All sums payable under this Agreement are exclusive of value added tax and any other sales taxes. The Parties agree that, where appropriate, the Parties shall provide each other with a valid tax invoice, and against such invoice, the Parties shall pay the amount of any such tax to the other Party. Should such amounts of tax be refunded subsequently by the fiscal authorities, the Party receiving the refund shall immediately notify the other Party and refund these monies within *** (***) days of receipt of such funds.

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Article VI. EXCLUSIVITY; NON-COMPETE

6.1	Exclusivity Obligations.

6.1.1	*** Application. Subject to Sections 6.1.3 and 6.1.4, from the Effective Date and until *** after the expiration or termination (unless terminated by KineMed pursuant to Section 11.3 or 11.4, in which case such obligation as set forth in this Section 6.1.1. shall end upon the effective date of such termination) of the *** Application R&D Program or the Agreement, whichever is earlier, KineMed shall not conduct any activities with, for, or on behalf of a Third Party in an *** Application.

6.1.2	*** Application; *** Application.

a.	Subject to Section 6.1.3, from the date of payment of the applicable Stage 2 Initiation Fee by GSK for an R&D Program in the *** Application or an R&D Program in the *** Application, as applicable, and continuing thereafter until the expiration or termination of the applicable R&D Program or the Agreement, KineMed shall not conduct any activities with, for, or on behalf of a Third Party in a *** Application or in a *** Application, as applicable; subject to the following conditions:

i.	in the event that KineMed receives an unsolicited request from a Third Party to conduct activities, on a non-exclusive basis and on terms that are not inconsistent with the terms of this Agreement, in a *** Application or in a *** Application, as applicable, during the period of time following payment of the Stage 2 Initiation Fee by GSK for such *** Application or *** Application and until the initiation of the *** for such *** Application R&D Program or *** Application R&D Program hereunder, as applicable, (“Unsolicited Third Party Activities”) KineMed shall have a right to conduct activities for such unsolicited Third Party in a *** Application or in a *** Application, as applicable, provided that KineMed shall not use or disclose any *** in connection with such activities for such unsolicited Third Party.

ii.	Except as set forth in Section 6.1.3 and provided that GSK elects to initiate Stage 3 activities under a Pharmacological Validation Plan for an R&D Program within *** (***) years after the expiration of the Research Term for such R&D Program, KineMed shall not engage in any new activities (which, for clarity, does not preclude KineMed from conducting any Unsolicited Third Party Activities as expressly allowed under Section 6.1.2(a)(i) ) with any Third Party during the Pharmacological Validation Phase of an R&D Program in the *** Application or the *** Application.

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iii.	For the avoidance of doubt, general advertisement of products or services by KineMed in the normal course of business and not targeted to a specific Third Party would not be considered a “solicitation” for purposes of this Section 6.1.2 and, if contacted by a Third Party as a result of such general advertisement of products or services in the normal course of business, KineMed may enter into business discussions with such Third Party, subject to the restrictions set forth in Section 6.1.2 (a)(ii).

6.1.3	Exclusions. Notwithstanding anything in this Section 6.1 to the contrary:

a.	KineMed shall be allowed to continue any activities with, for, or on behalf of a Third Party that were the subject of an executed agreement between KineMed and such Third Party, or that were the subject of a bona fide term sheet or cost proposal between KineMed and such Third Party, in each case as of the Effective Date of this Agreement; provided, that KineMed shall not use any Program Technology in connection with any such activities;

b.	Notwithstanding anything set forth in Article 6 herein, KineMed shall have a right to conduct any activities using any Biomarkers discovered or identified: (i) prior to the Effective Date, or (ii) independent of the Collaboration Program and outside of the scope of the Muscle Application, Fibrosis Application or Acetylome Application; in each case (i) and (ii) as evidenced by appropriate written KineMed documentation to be provided to GSK upon GSK’s request; and

c.	KineMed shall have the right to continue any internal research and development programs (including any such activities conducted in connection with an academic collaboration) that were initiated by KineMed prior to the Effective Date in any of the Muscle Application, Fibrosis Application or Acetylome Application (any such Biomarkers identified in any such internal programs prior to the Effective Date, the “Pre-existing Biomarkers”) and shall have the right to initiate internal research and development programs (including any such activities conducted in connection with an academic collaboration) in any of the Muscle Application, Fibrosis Application or Acetylome Application after the Effective Date (any such Biomarkers identified in any such internal programs on or after the Effective Date, the “Independently Developed Biomarker(s)”); provided, that, KineMed may notify GSK of any Pre-existing Biomarkers and shall notify GSK of any Independently Developed Biomarker(s) identified in any such internal research and development programs during the Term and, with respect to any such Pre-existing Biomarker(s) for which KineMed provides notice to GSK and for all Independently Developed Biomarker(s), shall provide to GSK such data, information, and results related to such Pre-existing Biomarker(s) or Independently Developed Biomarker(s), as applicable, arising from such internal research and development program. GSK shall have an option (exercisable by GSK by providing written notice to KineMed within *** (***) days of being notified of, and receiving such data, information and results related to, such Pre-existing Biomarker(s) or Independently Developed Biomarker(s), as applicable) to elect to include such Pre-existing Biomarker(s) or Independently Developed Biomarker(s), as applicable, as Program Biomarker(s) for use in connection with the Collaboration Program. If GSK elects to include a Pre-existing Biomarker(s) or an Independently Developed Biomarker(s), as applicable, as a Program Biomarker(s) by providing such written notice to KineMed as set forth herein then such Pre-existing Biomarker(s) or Independently Developed Biomarker(s), as applicable, shall, as of the date of such written notice or agreement, as applicable, be deemed a Program Biomarker(s) and: (i) KineMed shall have the right to conduct activities with, for, or on behalf of a Third Party during the Research Term, regardless of whether such activities were solicited or unsolicited by KineMed; and (ii) Section 6.1.4 shall apply with respect to such Biomarker(s); and (iii) notwithstanding anything herein to the contrary (including Section 6.1.6), KineMed shall have the right to, on its own or with, for, or on behalf of a Third Party, develop and commercialize diagnostic products based upon or incorporating any Pre-existing Biomarker(s) or Independently Developed Biomarkers.

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6.1.4	Exclusivity Following Expiration of the applicable R&D Program.

a.	On an R&D Program-by-R&D Program basis, for a period of *** following the expiration or termination (if such R&D Program is terminated by GSK in accordance with Sections 11.3, 11.4 or 11.5) of such R&D Program (the “Extended Exclusivity Period”), KineMed shall not use any Program Biomarkers included in such R&D Program for itself, or in connection with activities conducted with, for, or on behalf of any Third Party, and shall not license to any Third Party, any rights in or to any such Program Biomarker(s).

b.	Beginning upon the expiration of the Extended Exclusivity Period and for a period of *** thereafter (the “Second Extended Exclusivity Period”), KineMed shall not use any Program Biomarkers included in the Pharmacological Validation Phase of such R&D Program in connection with activities conducted for itself or with, for, or on behalf of any Third Party, and shall not license to any Third Party, any rights in and to any such Program Biomarkers, in each case in connection *** that is determined to be a ***, as follows:

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i.	If, during the Extended Exclusivity Period or the Second Extended Exclusivity Period, KineMed proposes to ***, in each case for use of such Program Biomarker in connection with the development of a ***, KineMed shall provide written notice pursuant to Section 13.5 notifying GSK that KineMed desires to develop such ***, as applicable, with respect to such Program Biomarker in connection with such *** (but shall have no obligation to provide *** or to provide the ***), such notification to include the identification, chemical or biological structure, and class of compounds or biologics of such ***. GSK shall thereafter, within *** (***) days of receiving such notification including the identification, chemical or biological structure, and class of compounds or biologics of such ***, provide written confirmation in good faith to KineMed confirming whether such *** is a *** as defined herein, such written confirmation to include *** that such *** is a ***. If GSK fails to respond to such notification from KineMed within such *** (***) day period, then such *** shall not be considered a *** for purposes of this Section 6.1.4(b). If GSK notifies KineMed that *** is a *** as defined herein, the terms of the *** exclusivity period as set forth in this Section 6.1.4(b) shall apply with respect to such ***. If GSK notifies KineMed that such *** is not a *** as defined herein, the *** exclusivity period as set forth in this Section 6.1.4(b) shall not apply and KineMed shall have the right to develop such *** or to work *** in connection with such ***. Any and all information provided by KineMed to GSK pursuant to this Section 6.1.4(b)(i) shall be deemed the Confidential Information of KineMed, and GSK shall not use such information for any purpose other than to confirm whether such *** is a ***, and will not disclose such information to any *** of GSK that is subject to confidentiality restrictions with respect to such information that are at least as restrictive as those set forth in this Agreement and that was engaged by GSK to assist in the determination of whether such *** is a ***.

c.	Notwithstanding Section 6.1.4(a) and (b) above, KineMed shall have the right to continue any *** and/or to continue any activities permitted under Section 6.1.3 in accordance with the terms set forth in such Sections.

6.1.5	Limitations on the Use of Data, Information, and Program Technology. During the Term, neither GSK nor KineMed shall use any information, data, materials, or Know-How disclosed to it by the other Party except in connection with the performance of each Party’s respective responsibilities, or exercise of such Party’s rights, under the Agreement. Further, and without limiting the foregoing, during the Term KineMed shall only have the right to use data comprising Program Technology for the benefit of GSK and for no other purpose.

6.1.6 Commercialization of a Diagnostic Product Based upon a Program Biomarker. Neither Party shall, on its own or with, for, or on behalf of a Third Party, commercialize a diagnostic product based upon a Program Biomarker, without the prior, express, written consent of the other Party and an agreement between the Parties with respect to an appropriate, additional set of contractual terms to govern such activities with respect thereto; provided, however, that in the event that GSK is required by a Regulatory Authority to commercialize a Companion Diagnostic in conjunction with the development of a GSK Product, then subject to Section 4.3.1, GSK shall have a right to develop and commercialize such Companion Diagnostic for use in conjunction with such GSK Product without obtaining the prior written consent of KineMed and without agreeing upon additional contractual terms with respect thereto, provided, that in such case GSK shall pay to KineMed *** in the United States.

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Article VII. CONFIDENTIALITY; PUBLICATION

7.1	Confidential Information. As used in this Agreement, the term “Confidential Information” means all confidential and proprietary information and materials, patentable or otherwise, in any form (written, oral, photographic, electronic, magnetic, or otherwise), including, but not limited to trade secrets, know-how, inventions or discoveries, proprietary information, formulae, processes, techniques, designs, technical information, laboratory and clinical data, patent information, financial and strategic information, marketing and promotional information and data, and any other material relating to any products, projects or processes of a Party or its Affiliates (the “Disclosing Party”) that is provided to, or otherwise obtained by, the other Party or its Affiliates (the “Receiving Party”) in connection with this Agreement or the research, development, manufacturing or commercialization activities undertaken in connection with this Agreement (including information exchanged prior to the date hereof in connection with the negotiation of this Agreement, including any information disclosed by a Party pursuant to the Confidential Disclosure Agreement dated as of July 8, 2011 between GlaxoSmithKline LLC and KineMed, Inc., as amended on July 15, 2011). Notwithstanding the foregoing, information comprising KineMed Technology shall be deemed Confidential Information of KineMed and information comprising Program Technology and information developed in the performance of the Collaboration Program and not comprising KineMed Technology, including without limitation clinical trial data and information, shall be deemed to be Confidential Information of GSK. The terms of this Agreement shall be deemed to be Confidential Information of each Party. Notwithstanding the foregoing, Confidential Information shall not include any information or materials that:

7.1.1	was in the lawful knowledge and possession of the Receiving Party or its Affiliates prior to the time it was disclosed to, or learned by, the Receiving Party or its Affiliates, or was otherwise created independently by the Receiving Party or its Affiliates by persons without access to the Confidential Information of the Disclosing Party or its Affiliates, as evidenced by written records kept in the ordinary course of business, or other documentary proof of actual use by the Receiving Party or its Affiliates;

7.1.2	was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party or its Affiliates;

7.1.3	became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the Receiving Party or its Affiliates in breach of this Agreement; or

7.1.4	was disclosed to the Receiving Party or its Affiliates, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party or its Affiliates not to disclose such information to others.

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7.2	Confidentiality Obligations. Subject to Section 7.3, each Party shall keep confidential all Confidential Information received from or on behalf of the other Party with at least the same degree of care with which it maintains the confidentiality of its own Confidential Information, but in all cases no less than a reasonable degree of care. Neither Party shall use the other Party’s Confidential Information for any purpose other than in performance of activities under the Agreement and shall not disclose such Confidential Information to any other Person other than to such of its and its Affiliates’ directors, managers, employees, independent contractors, agents, consultants or sublicensees who have a need to know such Confidential Information to implement the terms of the Agreement. The Receiving Party shall advise any of its and its Affiliates’ directors, managers, employees, independent contractors, agents, consultants or sublicensees who receive such Confidential Information of the confidential nature thereof and of the obligations of non-use and confidentiality contained in this Agreement relating thereto, and the Receiving Party shall ensure (including, in the case of a Third Party, by means of a written agreement with such Third Party having terms at least as protective as those contained in this Article 7) that all such directors, managers, employees, independent contractors, agents, consultants or sublicensees comply with such obligations. Upon the expiration or termination of this Agreement, a Receiving Party shall, at the election of the Disclosing Party, return or destroy all documents, tapes or other media containing Confidential Information of a Disclosing Party that remain in the possession of a Receiving Party or its directors, managers, employees, independent contractors, agents, consultants or sublicensees, and certify that such destruction or return to the other Party has been completed; such certification to be signed by a legal representative of the Receiving Party. Notwithstanding the foregoing, each Receiving Party may keep one copy of the Confidential Information in the legal department files of such Receiving Party, solely for archival purposes and to ensure compliance with the terms of this Agreement and to the extent necessary to exercise any continuing rights or comply with any continuing obligations under this Agreement. Such archival copy shall be deemed to be the property of the Disclosing Party, and shall continue to be subject to the terms of this Article 7.

7.3	Authorized Disclosure. Except as expressly provided otherwise in this Agreement, a Receiving Party may use and disclose Confidential Information of the Disclosing Party as follows: (i) under appropriate confidentiality provisions at least as restrictive as those set forth in this Agreement, in connection with the performance of its obligations or exercise of rights granted in this Agreement (including the rights to commercialize products and to grant licenses and sublicenses hereunder); or (ii) to the extent such disclosure is reasonably necessary, in the opinion of the Receiving Party’s counsel, in filing or prosecuting patent, copyright and trademark applications, prosecuting or defending litigation, complying with applicable governmental regulations, obtaining regulatory approval, or as otherwise required by law; provided, however, that if a Receiving Party is required by law or regulation to make any such disclosure of a Disclosing Party’s Confidential Information it will give reasonable advance notice to the Disclosing Party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications, will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed; or (iii) in communication with its agents, consultants, lawyers, or advisors on a need to know basis, in each case under appropriate confidentiality provisions substantially equivalent to those of this Agreement; or (iv) to the extent mutually agreed in writing by the Parties; provided, however, that, in each of the above situations, the Receiving Party shall remain responsible for any failure by any Person who receives the Confidential Information pursuant to this Section 7.3 to treat such Confidential Information as required under this Article 7.

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7.4	Remedies. The Parties agree that the obligations of this Article 7 are necessary and reasonable in order to protect the Parties’ respective businesses, and that monetary damages alone may be inadequate to compensate a Party for any breach by the other Party or any of its Affiliates or their respective officers, employees, or agents of its covenants and agreements set forth herein. The Parties agree that any breach or threatened breach of this Article 7 may cause irreparable injury to the injured Party for which damages may not be an adequate remedy and that, in addition to any other remedies that may be available, in law and equity or otherwise, such Party will be entitled to seek equitable relief against the breach or threatened breach of the provisions of this Article 7.

7.5	Clinical Trial Register. GSK shall have the right to publish, in GSK’s Clinical Trial Register or on a government-sponsored database such as www.clinicaltrials.gov or other publicly available websites such as www.clinicalstudyresults.org, and as otherwise required by applicable law or GSK policies and procedures, summaries of the results of all clinical trials, observational studies, meta-analysis studies, and the protocols of clinical trials, regardless of whether such clinical trials or studies were conducted by or on behalf of GSK or KineMed, and in each case relating to GSK Products. To the extent that such studies, protocols, summaries, or results reference any Program Biomarker, GSK will notify KineMed within a reasonable period of time prior to making any such publication or public notice of such results or summaries and will remove any Confidential Information of KineMed as requested by KineMed. In addition, KineMed shall have the right to publish the results and summaries of clinical trials, observational studies, or meta-analysis studies conducted by or on behalf of KineMed regarding the Program Biomarkers in the absence of GSK Products, subject to the prior written consent of GSK; provided, however, that KineMed shall not have the right to publish any such results or summaries related to any GSK Product without the prior written consent and approval of GSK, which shall not be unreasonably withheld.

7.6	Publications. KineMed shall not publish or publicly disclose the results of any activities with respect to Program Biomarkers that were conducted during the Term under this Agreement without the prior written consent of GSK, which shall not be unreasonably withheld. In the event that either Party desires to make a publication of the results of any activities conducted during the Term with respect to Program Biomarkers under this Agreement, such Party shall provide a copy of the proposed manuscript (including posters, abstracts, or presentations to a journal, editor, meeting, seminar, conference, or other Third Party) to the other Party and to the JSC for comment at least *** (***) days prior to submission of such proposed manuscript for publication. If, during the *** (***) days specified above, (i) the non-publishing Party notifies the other Party that a proposed manuscript contains patentable subject matter which requires protection, the non-publishing Party may require the delay of the publication for a period of time not to exceed *** (***) days for the purpose of allowing the pursuit of such intellectual property protection, (ii) GSK notifies KineMed that a proposed manuscript contains Confidential Information of GSK, KineMed shall remove all such Confidential Information as requested by GSK prior to publication or public disclosure; or (iii) KineMed notifies GSK that a proposed manuscript contains Confidential Information of KineMed, GSK shall remove all such Confidential Information as requested by KineMed prior to publication or public disclosure. Each Party shall provide appropriate recognition of the other Party and its contributions in any publication made by such Party related to any Program Biomarkers.

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7.7	Publicity; Press Releases. On or promptly after the Effective Date, either Party may issue a public announcement of the execution of this Agreement in the form agreed by the Parties as of the Effective Date. Any other publication, news release or other public announcement to be made by KineMed relating to this Agreement or to the performance hereunder that would disclose information, including information presented at medical conferences or similar events, shall, during the Term, first be reviewed and approved by GSK, provided that GSK’s approval shall not be unreasonably withheld. During the Research Term, any other publication, news release or other public announcement to be made by GSK relating to this Agreement or to the performance hereunder that would disclose information, including information presented at medical conferences or similar events, shall first be reviewed and approved by KineMed, provided that KineMed’s approval shall not be unreasonably withheld. Following the expiration of the Research Term, such publications, news releases or other public announcements by GSK shall not require such prior approval of KineMed provided such publications, news releases or other public announcements do not contain Confidential Information of KineMed. For each such disclosure outlined above for which approval of the other Party is required, the publishing party shall provide to the non-publishing party a draft of such disclosure at least *** (***) Business Days prior to its intended release for the non-publishing party’s review and comment, and the publishing party shall consider in good faith the incorporation of any such comments from the non-publishing party. The non-publishing party shall have the right to review and recommend changes to any such announcement and, except as otherwise required by laws, rules or regulations: (i) where the publishing party is KineMed, KineMed shall remove any Confidential Information of GSK that GSK reasonably deems to be inappropriate for disclosure; and (ii) where the publishing party is GSK, GSK shall remove any Confidential Information of KineMed that KineMed reasonably deems to be inappropriate for disclosure. The principles to be observed by KineMed and GSK in any such permitted public disclosures with respect to this Agreement shall be: accuracy and completeness, the requirements of confidentiality under this Article 7, compliance with KineMed’s and GSK’s policies and procedures, including GSK’s policies and procedures regarding scientific engagement, and the normal business practice in the pharmaceutical, biotechnology, Biomarker or diagnostic industries for disclosures by companies comparable to KineMed and GSK. Notwithstanding the foregoing, either Party shall have the right to disclose publicly: (a) the fact that KineMed is engaged in a research collaboration with GSK, and (b) KineMed’s receipt of any milestone payment under Section 5.4.

Article VIII. INTELLECTUAL PROPERTY

8.1	Ownership.

8.1.1	Pre-existing Intellectual Property Rights. Each Party shall own and, subject to any licenses expressly granted to the other Party herein, shall retain all right, title and interest in and to all of the intellectual property owned or Controlled by such Party as of the Effective Date of this Agreement and KineMed shall also own all rights in and to the KineMed Technology.

8.1.2	Program Technology Rights. Inventorship for patentable inventions included within the Program Technology that are conceived or reduced to practice on a worldwide basis during the course of the performance of activities pursuant to this Agreement shall be determined in accordance with United States patent laws. KineMed shall own all Program Technology invented solely by or on behalf of KineMed during the course of performing activities pursuant to this Agreement. GSK shall own all Program Technology invented solely by or on behalf of GSK during the course of performing activities pursuant to this Agreement. KineMed and GSK shall jointly own all Program Technology invented by or on behalf of KineMed and GSK during the course of performing activities pursuant to this Agreement. Following the expiration of the Term of the Agreement and subject to the licenses granted to each Party herein, each Party would have the right to use and exploit the jointly-owned Program Technology without obtaining the approval of, or providing an accounting to, the other Party.

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8.1.3	Ownership of Clinical Data. The Parties agree that any clinical data generated from any clinical trial studies with respect to GSK Products shall be the sole property of and Confidential Information of GSK.

8.2	Filing, Prosecution and Maintenance of Patents.

8.2.1	KineMed Technology Patents. KineMed shall control and be responsible, at its sole costs and expense, for all aspects of the filing, prosecution and maintenance of all Patents included in the KineMed Technology.

8.2.2	Program Technology Patents. GSK shall have the option, but not the obligation, in its sole discretion and at its sole cost and expense, to elect to file, prosecute and maintain, as applicable, all Patents included in the Program Technology, regardless of inventorship, by providing KineMed, through the JPS, written notification of such election. In the event GSK makes such election, GSK will have final decision-making authority with respect to the filing, prosecution and maintenance of such Patents. GSK shall, through the JPS, provide KineMed with all copies of, and a reasonable opportunity to review and comment on, all draft filings, office actions, notices of allowance, patent interferences, post-grant reviews, inter partes reviews, reexaminations, reissuances, appeals, oppositions, and revocation proceedings, or any like proceedings in any patent offices worldwide, during the prosecution and maintenance of such Patents, and GSK shall consider KineMed’s comments in good faith. In the event that GSK does not elect, or decides not to continue, to file, prosecute, or maintain a Patent included in the Program Technology, GSK shall provide written notice thereof to KineMed via the JPS at least *** (***) days prior to the date the next action or filing is due to be taken with respect to a Patent, and KineMed shall thereafter have the right, but not the obligation, to elect to file, prosecute and/or maintain, as applicable, such Patent(s) with respect to such Program Technology, at KineMed’s sole cost and expense. If, following receipt of such notice from GSK as set forth in this Section 8.2.2, KineMed elects to file, prosecute and/or maintain, as applicable, any such Patent(s) with respect to such Program Technology, the foregoing obligations of GSK as set forth in this Section 8.2.2 shall apply mutatis mutandis, to KineMed with respect to such filing, prosecution, and/or maintenance of such Program Technology. For the avoidance of doubt, all patent interferences, post-grant reviews, inter partes reviews, reexaminations, reissuances, appeals, oppositions, and revocation proceedings or any like proceedings in any patent offices worldwide with respect to any Patent include in the Program Technology shall be considered patent prosecution matters, and shall be handled in accordance with this Section 8.2.2.

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8.3	Cooperation with Respect to Joint Inventions. Each Party shall promptly inform the other of all inventions for which at least one (1) employee or contractor of GSK or its Affiliates, on the one hand, and at least one (1) employee or contractor of KineMed or its Affiliates, on the other hand, is a named inventor (“Joint Inventions”) arising during the conduct of an R&D Program during the Term of this Agreement. Each of the Parties agrees to undertake such acts as may be reasonably necessary to perfect their interests and the other Party’s interests in and to such Joint Inventions and related Patents (including any Patent applications or Patents filed during or after the Term of this Agreement to protect such Joint Inventions), which shall include ensuring that the filing Party, pursuant to Section 8.2.2, has reasonable and timely access to any employees or consultants of the other Party who were involved in the research leading to the creation of the Joint Inventions to, amongst other things, establish inventorship and determine the scope and patentability of the relevant inventions and causing the execution of any assignments, declarations, or other documents necessary to perfect the Parties’ interests in the relevant inventions and related Patents. As necessary, the Parties shall provide technical information to each other via the JPS, including, but not limited to, lab notebooks and internal reports, which are necessary for the filing and prosecution of such Patents. GSK or KineMed, as set forth above in Section 8.2.2, shall file all patent applications for Joint Inventions included in the Program Technology in the name of and on behalf of both GSK and KineMed. Each of GSK and KineMed shall hold all information it presently knows or acquires under this clause that is related to all such Patents and Patent applications as confidential, subject to the provisions of this Agreement.

8.4	Enforcement of Patents.

8.4.1	Notification of Competitive Infringement. Each Party shall advise the Joint Steering Committee and the Joint Patent Subcommittee promptly upon its becoming aware of any unlicensed activities by a Third Party which such Party believes may be an actual or impending infringement of any Patent or other proprietary right included in the Program Technology (a “Competitive Infringement”).

8.4.2	Enforcement of Patents included in the Program Technology. GSK shall have the first right, but not the obligation, to institute, prosecute, and control any action or proceeding with respect thereto to enforce the Patents included within the Program Technology, but not Patents included within the KineMed Technology, by counsel of its own choice. KineMed shall at GSK’s cost and expense provide GSK reasonable assistance in any action or proceeding brought by GSK in accordance with this Section 8.4.2, including joining as a party plaintiff where necessary to give GSK reasonable assistance and authority to file and prosecute the suit. GSK shall keep KineMed regularly informed of the status and progress of such enforcement efforts brought by GSK pursuant to this Section 8.4.2, and shall reasonably consider KineMed’s comments on actions taken by GSK with respect to such enforcement, including determination of a litigation strategy and comments on material filings made to the competent court with respect thereto; provided, however, that, subject to Section 8.4.4, GSK shall have the final decision-making authority with respect to the litigation strategy to be undertaken in such litigation matter. KineMed shall have the right, at its own expense, to be separately represented in such action by counsel of its own choice, but shall, at all times, cooperate fully with GSK. If GSK fails to bring an action or proceeding within a period of *** (***) calendar days after first being notified of such Competitive Infringement, KineMed shall have the right to bring and control any such action by counsel of its own choice, and GSK shall have the right to be represented in any such action by counsel of its own choice and at its own expense, but shall, at all times, fully cooperate with KineMed. GSK shall at KineMed’s cost and expense provide KineMed reasonable assistance in any action or proceeding brought by KineMed in accordance with this Section 8.4.2, including joining as a party plaintiff where necessary to give KineMed reasonable assistance and authority to file and prosecute the suit. KineMed shall keep GSK regularly informed, via the JPS, of the status and progress of such enforcement efforts brought by KineMed pursuant to this Section 8.4.2, and shall reasonably consider GSK’s comments on actions taken by KineMed with respect to such enforcement, including determination of a litigation strategy and comments on material filings made to the competent court with respect thereto; provided, however, that, subject to Section 8.4.4, KineMed shall have the final decision-making authority with respect to the litigation strategy to be undertaken in such litigation matter.

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8.4.3	Enforcement of KineMed Technology. KineMed shall have the sole right, but not the obligation, at its sole expense, to initiate and control any action or proceeding to enforce against a Third Party any Patents included within KineMed Technology; provided, however, that KineMed shall not settle any such claim, suit, or action in a manner that would limit or restrict GSK’s ability to exercise the licenses granted to GSK in accordance with Section 4.1 without the prior written consent of GSK.

8.4.4	Share of Recoveries. The costs and expenses of the Party bringing suit under Section 8.4.2 shall be borne by such Party, and any damages or other monetary awards recovered shall be shared as follows: (i) the amount of such recovery actually received by a Party shall first be applied to the out-of-pocket costs of both Parties for such action; and then any remaining proceeds shall be allocated between the Parties as follows: the Party bringing suit shall retain *** percent (***%) of such remaining proceeds and the other Party shall retain *** percent (***%) of such amount. The Party bringing an action or proceeding in accordance with Section 8.4 herein shall have the sole right to settle such action or proceeding, or to enter a consent judgment or other voluntary final disposition of a suit under this Section 8.4 without the prior written consent of the Party; provided, however, that such settlement, consent judgment or other disposition does not admit the invalidity or unenforceability of the relevant Patents included in the Program Technology and provided further that any rights granted under the relevant Patent to continue the infringing activity in such settlement, consent judgment or other disposition shall be limited to those rights that the granting Party otherwise has the right to grant. In the event that KineMed controls any such action or proceeding, KineMed shall not settle any claim, suit or action with respect to the Program Technology in a manner that would limit or restrict GSK’s ability to exercise the licenses granted to GSK in accordance with Section 4.1 without the prior written consent of GSK. In the event that GSK controls any such action or proceeding, GSK shall not settle any claim, suit or action with respect to the Program Technology in a manner that would limit or restrict KineMed’s ability to exercise the licenses granted to KineMed in accordance with Section 4.2 without the prior written consent of KineMed.

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8.5	Defense of Third Party Infringement Actions.

8.5.1	Notification. If a Third Party asserts against a Party, or if either Party otherwise becomes aware, that a Patent or other right owned by a Third Party may be infringed or misappropriated by the manufacture, use, sale, offer for sale, development, commercialization, or importation of a Program Biomarker, then such Party shall notify the other Party of such actual or anticipated claim of misappropriation or infringement promptly after such Party becomes aware of such anticipated claim, or within *** (***) calendar days after the receipt by a Party of notification that a Third Party has actually asserted such a claim, as applicable.

8.5.2	Defense of Third Party Infringement Action. Each Party shall have the right, but not the obligation, using counsel of its choice, at its own cost and expense, to defend itself in any action or proceeding brought by a Third Party against such Party alleging that such Third Party’s intellectual property rights are infringed or have otherwise been misappropriated by a Program Biomarker. Such defending Party shall have the right to control the defense of such action, subject to Section 8.5.3. If only one of the Parties is being sued by the Third Party, then the other Party shall have the right, but not the obligation, to join the suit at its own expense. If such infringement or misappropriation claims are brought by a Third Party against both Parties, then the Parties shall cooperate with the other and discuss the possibility of a joint defense. In the event the Parties agree to conduct a joint defense, the Parties will be jointly represented by counsel approved by both Parties, will have joint control of the defense and the costs of such defense and will share the costs of such defense equally. In the event the Parties do not agree to conduct a joint defense, each Party would be responsible for its own defense and the costs thereof.

8.5.3	Cooperation. If GSK is the sole Party defending a suit brought by a Third Party against GSK, then KineMed shall provide GSK reasonable assistance in such defense, at GSK’s request and expense, and GSK shall reimburse KineMed for any reasonable out-of-pocket expenses incurred by KineMed while providing such assistance. If KineMed is the sole Party defending such suit, then GSK shall provide KineMed reasonable assistance in such defense, at KineMed’s request and expense, and KineMed shall reimburse GSK for any reasonable out-of-pocket expenses incurred by GSK while providing such assistance. If only one Party is defending the suit, then that Party shall keep the other Party regularly informed of the status and progress of such defense actions through the JPS, and shall reasonably consider the other Party’s comments on any such efforts, including, without limitation, determination of litigation strategy and material court filings. The Party not defending the suit shall be entitled to separate representation in such matter by counsel of its own choice, and at its own expense, but such Party shall, at all times, cooperate fully with the Party defending the suit. If the Parties are jointly defending the suit, then they shall be jointly represented by counsel that is approved by both Parties, and will cooperate in all phases of the suit, including formulating all strategies of the defense of such a suit through the JPS.

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8.5.4	Third Party Licenses Taken During Term. In the event that GSK is the only Party defending against a Third Party action in accordance with Section 8.5 and subject to Section 8.5.3, GSK shall have the sole decision-making authority regarding whether to take a license under any such allegedly infringed or misappropriated Third Party Patent(s) or intellectual property, including the sole right to decide on the terms of such a license, provided, that *** prior to *** a *** with such *** that would ***. GSK shall *** to *** any such *** from a *** that is *** of the *** of the ***. In the event that *** is the only *** in accordance with Section 8.5 and subject to Section 8.5.3, *** shall have *** regarding *** under any such *** or ***, including *** on the *** of such a ***, provided, that *** prior to *** a *** with such *** that would ***. KineMed shall *** any such *** from a *** that is *** the *** of the ***. If both Parties *** such a ***, then the Parties shall ***. In the event that either Party is granted a sublicense under such Third Party license obtained by a Party as set forth above, the sublicensee Party agrees to provide any necessary notifications to the sublicensing Party as required to evidence the occurrence of events or activities by such sublicensee Party or its Affiliates for which payments are due to such Third Party in order for KineMed to comply with its reporting obligations under such license.

8.6	Patent Listing. GSK shall have sole decision-making authority and shall be solely responsible for performing all patent listing acts and requirements for all GSK Products that have become the subject of a Marketing Authorization Approval (“MAA”) or New Drug Application (“NDA”) submitted to any applicable Regulatory Authority, such acts and requirements to include all so-called “Orange Book” listings required under the US Hatch-Waxman Act, all acts required of the reference product sponsor under the US Biologicals Price Competition and Innovation Act of 2009 (42 U.S.C. § 262) (“Biologics Act”), or any foreign equivalents thereof. Specifically, GSK will control all of the actions, filings, and communications with any filer for a Follow-On Biologic, (a “Follow-on Biologic Applicant”) under the Biologics Act, including generating the following: (i) the list of Program Technology Patents that GSK believes could be reasonably asserted to be infringed by the launch of the biosimilars product; (ii) the list of Patents included within the Program Technology, if any, which GSK would be willing to license to the Follow-on Biologic Applicant; (iii) the detailed statement describing the factual and legal basis for why each of the listed Patents included within the Program Technology will be infringed by the Follow-on Biologic Applicant; and (iv) the response to the Follow-on Biologic Applicant’s statement regarding validity and enforceability of each of the listed Patents. GSK shall keep KineMed reasonably apprised of the status of such listings through the JPS, and KineMed shall cooperate with GSK at GSK’s expense to list applicable Program Technology Patents, including timely providing to GSK any documentation (such as internal documents, copies of laboratory notebooks, and related materials) and the reasonable assistance of KineMed’s employees, as required, in order to obtain any of such patent term extensions. GSK’s final listing decisions shall not be subject to any further review.

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8.7	Patent Term Extensions. GSK shall have full decision-making power and responsibility for both determining which Program Technology Patents should be extended throughout the world, and for gaining such patent term extensions (including those extensions available under Supplementary Protection Certificates from member states of the EU and other similar measures in any other country). GSK shall keep KineMed reasonably apprised of the status of all such patent term extensions through the JPS and KineMed shall cooperate with GSK to gain such patent term extensions for such Patents, including timely providing to GSK any documentation (such as internal documents, copies of laboratory notebooks, and related materials) and the reasonable assistance of KineMed’s employees, as required in order to obtain any of such patent term extensions. GSK shall retain final decision-making authority as to the patent term extension of all applicable Program Technology Patents and all other acts pertaining to such patent term extension as required by law, statue or regulation, regardless of which Party owns such Patents, and GSK’s final decisions with respect to patent term extension shall not be subject to any further review.

Article IX. REPRESENTATIONS AND WARRANTIES; COVENANTS

9.1	Representations and Warranties of Each Party. Each Party represents and warrants to the other Party as of the Effective Date, that:

9.1.1	such Party is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

9.1.2	such Party has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

9.1.3	this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid and binding obligation, enforceable against it in accordance with the terms hereof;

9.1.4	the execution, delivery and performance of this Agreement by such Party will not constitute a default under or conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, or violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over such Party;

9.1.5	no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any applicable laws, rules or regulations currently in effect, is or will be necessary for, or in connection with, the transaction contemplated by this Agreement or any other agreement or instrument executed in connection herewith, or for the performance by it of its obligations under this Agreement and such other agreements; and

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9.1.6	it has not employed (and, to the best of its knowledge, has not used a contractor or consultant that has employed) and in the future will not employ (or, to the best of its knowledge, use any contractor or consultant that employs, provided that such Party may reasonably rely on a representation made by such contractor or consultant) any Person debarred by the FDA (or subject to a similar sanction of EMA or foreign equivalent), or any Person which is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMA or foreign equivalent), in the conduct of any activities conducted or to be conducted under an R&D Program pursuant to this Agreement.

9.2	Representations and Warranties of KineMed. KineMed hereby represents and warrants to GSK, as of the Effective Date, that:

9.2.1	To the best of its knowledge and belief, KineMed is the owner of the KineMed Technology, or otherwise has the right to grant, all rights and licenses (or sublicenses, as the case may be) it purports to grant to GSK with respect to the KineMed Technology under this Agreement for all R&D Programs, and that such rights and licenses are free from any mortgages, pledges, liens, security interests, conditional and/or installment sale agreements, encumbrances, charges, or claims of any kind, excluding any amounts that may be owed by KineMed to UC under the UCB License and the obligations set forth in Section 4.3.1;

9.2.2	KineMed has the full right, power and authority to grant the licenses granted under this Agreement and to conduct the activities to be conducted by KineMed under this Agreement as contemplated by the Research Plan(s) existing as of the Effective Date;

9.2.3	To the best of its knowledge and belief, KineMed owns or possesses adequate licenses or other rights to use all existing research tools that are contemplated to be used in the Research Plan(s) as of the Effective Date to identify, create, research or develop the Program Biomarkers;

9.2.4	KineMed (a) has not received any notice from a Third Party asserting any ownership rights to any Know-How within the KineMed Technology Controlled by KineMed (and has not received any such notice from a Third Party (excluding UC) with respect to the Know-How licensed to KineMed under the UCB License), and (b) is not aware of any pending or threatened action, suit, proceeding or claim by a Third Party asserting that KineMed is infringing or has misappropriated or otherwise is violating any patent, trade secret or other proprietary right of any Third Party;

9.2.5	KineMed has obtained (or has the contractual right to obtain) the assignment of all interests and all rights of any and all of the KineMed’s employees and its Affiliates’ employees, with respect to the Patents encompassed in the KineMed Technology as set forth on Exhibit D and Know-How encompassed within the KineMed Technology and has entered *** which relate to the business or scientific functions or operations of KineMed;

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9.2.6	To the best of KineMed’s knowledge: (i) the issued Patents encompassed within KineMed Technology are valid and enforceable; and (ii) there are no facts which would render the patent applications encompassed within KineMed Technology, if and when issued, invalid or unenforceable; and

9.2.7	KineMed has complied in all material respects with its obligations under the UCB License.

9.3	Covenants of KineMed. KineMed hereby covenants to GSK that:

9.3.1	all employees, contractors, consultants and advisors of KineMed performing activities hereunder on behalf of KineMed will be obligated to assign all right, title and interest in and to any inventions developed by them while performing activities hereunder, whether or not patentable, to KineMed, as the sole owner thereof;

9.3.2	During the Term of this Agreement, KineMed will not grant any right or license to any Third Party that would conflict or interfere with any of the rights or licenses granted to GSK hereunder, or that would encumber the KineMed Technology or KineMed’s rights in the Program Technology, including any liens, mortgages, security interests or another similar interest that would give the holder the right to convert the interest into ownership of such KineMed Technology or Program Technology, other than security interests given to banks or other commercial lenders that are expressly subject to the rights or licenses granted to GSK hereunder;

9.3.3	KineMed will, as appropriate, hire and maintain sufficient staff and management to meet its Commercially Reasonable Efforts obligations in order to support and conduct the R&D Programs hereunder in a timely fashion;

9.3.4	At all times during which *** is performing activities on behalf of KineMed under this Agreement or otherwise in connection with the collaboration between GSK and KineMed as set forth herein, KineMed shall maintain in effect an agreement with *** requiring *** to assign all right, title and interest in and to any inventions, discoveries, patent rights, and Patents developed, created or discovered *** in connection therewith to KineMed; and

9.3.5	KineMed will perform its activities pursuant to this Agreement in compliance with the laws and regulations of the country and the state and local government wherein such activities are conducted. KineMed will record all transactions under this Agreement in all material respects on its books and records and will maintain a system of internal accounting controls in a manner reasonably designed to ensure that it maintains no off-the-books accounts and to ensure compliance with the terms of Article 12.

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9.4	Covenants of GSK. GSK hereby covenants to KineMed that:

9.4.1	all employees, contractors, consultants and advisors of GSK performing activities hereunder on behalf of GSK will be obligated to assign all right, title and interest in and to any inventions developed by them while performing activities hereunder, whether or not patentable, to GSK;

9.4.2	GSK will perform its activities pursuant to this Agreement in compliance with applicable laws and with good laboratory and clinical practices and cGMP (if applicable), in each case as applicable under the laws and regulations of the country and the state and local government wherein such activities are conducted. GSK will ensure that all transactions under this Agreement are properly and accurately recorded in all material respects on its books and records and each document upon which entries such books and records are based is complete and accurate in all material respects. GSK will maintain a system of internal accounting controls reasonably designed to ensure that it maintains no off-the-books accounts.

9.5	DISCLAIMER. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY NOR ITS AFFILIATES MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR ANY WARRANTY THAT ANY PATENTS LICENSED TO THE OTHER PARTY HEREUNDER ARE VALID OR ENFORCEABLE OR THAT THEIR EXERCISE DOES NOT INFRINGE OR MISAPPROPRIATE ANY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES. GSK AND KINEMED UNDERSTAND THAT THE PROGRAM BIOMARKERS ARE THE SUBJECT OF ONGOING RESEARCH AND DEVELOPMENT AND THAT NEITHER PARTY CAN ASSURE THE SAFETY, USEFULNESS OR COMMERCIAL OR TECHNICAL VIABILITY OF ANY PROGRAM BIOMARKERS.

Article X. INDEMNIFICATION; INSURANCE

10.1	Indemnification by KineMed. KineMed shall indemnify, defend and hold GSK, its Affiliates and their respective agents, employees, officers, directors and stockholders (each a “GSK Indemnitee”) harmless from and against any and all Third Party claims, suits, actions, demands, liabilities, expenses or loss, including reasonable legal expense and attorneys’ fees (collectively, “Losses”), to which any GSK Indemnitee may become subject as a result of any claim, demand, action or other proceeding (collectively, “Claims”) by a Third Party to the extent such Claims arise out of: (a) the negligence, recklessness or wrongful intentional acts or omissions of KineMed and/or its Affiliates and/or its or their respective directors, officers, employees and agents, in connection with KineMed’s performance of its obligations or exercise of its rights under this Agreement; (b) the material breach by KineMed, its Affiliates, its licensees or contractors of any covenant, representation or warranty made by KineMed in this Agreement; or (c) the handling or storage of Program Biomarkers by KineMed, its Affiliates, licensees, or contractors; except, in each case above, to the extent such Claim arose out of or resulted from or is attributable to the negligence, recklessness or wrongful intentional acts or omissions of GSK, its sublicensees or contractors, or its or their respective directors, officers, employees and agents, or the material breach of any representation or warranty or express covenant made by GSK hereunder.

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10.2	Indemnification by GSK.

10.2.1	GSK shall indemnify, defend and hold KineMed, its Affiliates and their respective agents, employees, officers, directors and stockholders (each a “KineMed Indemnitee”) harmless from and against any and all Third Party Losses, to which any KineMed Indemnitee may become subject as a result of any Claim(s) by a Third Party to the extent such Claims arise out of: (a) the negligence, recklessness or wrongful intentional acts or omissions of GSK and/or its Affiliates and/or its or their respective directors, officers, employees and agents, in connection with GSK’s performance of its obligations or exercise of its rights under this Agreement ; (b) the material breach by GSK, its Affiliates, its licensees or contractors of any covenant or other agreement made by GSK in this Agreement; (c) the handling or storage of Program Biomarkers by GSK, its Affiliates, licensees, or contractors; (d) the research, development, making, having made, using, selling, offering for sale, or importing of GSK Products or (e) the negligence or willful misconduct of GSK or its Affiliates; except, in each case above, to the extent such Claim arose out of or resulted from or is attributable to the negligence, recklessness or wrongful intentional acts or omissions of KineMed, its sublicensees or contractors, or its or their respective directors, officers, employees and agents, or the material breach of any representation or warranty or express covenant made by KineMed hereunder.

10.2.2	As required under the UC License to be included in any sublicense granted by KineMed thereunder, ***.

10.3	Procedure. In the event that any Person entitled to indemnification under Section 10.1 or Section 10.2 (an “Indemnitee”) is seeking such indemnification, such Indemnitee shall (i) inform, in writing, the indemnifying Party of a Claim as soon as reasonably practicable after such Indemnitee receives notice of such Claim, (ii) permit the indemnifying Party to assume direction and control of the defense of the Claim (including the sole right to settle it at the sole discretion of the indemnifying Party, provided, that such settlement or compromise does not admit any fault or negligence on the part of the Indemnitee, nor impose any obligation on, or otherwise materially adversely affect the Indemnitee or other Party), (iii) cooperate as reasonably requested (at the expense of the indemnifying Party) in the defense of the Claim, and (iv) undertake reasonable steps to mitigate any loss, damage or expense with respect to the Claim(s). Notwithstanding anything in this Agreement to the contrary, the indemnifying Party shall have no liability under Section 10.1 or 10.2, as the case may be, with respect to Claims settled or compromised by the Indemnitee without the indemnifying Party’s prior written consent, which shall not be unreasonably withheld.

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10.4	Insurance.

10.4.1	KineMed’s Insurance Obligations. KineMed shall maintain, at its cost, reasonable insurance against liability and other risks associated with its activities contemplated by this Agreement, including but not limited to its indemnification obligations herein, in such amounts and on such terms as are determined to be advisable by KineMed, based on advice from legal and insurance professionals, for biotech companies of similar size and with similar resources for the activities to be conducted by it under this Agreement taking into account the scope of research and development contemplated herein. Notwithstanding the foregoing, KineMed agrees that it will not, during the Term of the Agreement, reduce the level of insurance coverage in effect on the Effective Date. KineMed shall furnish to GSK evidence of such insurance, upon request.

10.4.2	GSK’s Insurance Obligations. GSK hereby represents and warrants to KineMed that it is self-insured against liability and other risks associated with its activities and obligations under this Agreement in such amounts and on such terms as are customary for prudent practices for large companies in the pharmaceutical industry for the activities to be conducted by GSK under this Agreement. GSK shall furnish to KineMed evidence of such self-insurance, upon request.

10.5	LIMITATION OF CONSEQUENTIAL DAMAGES. EXCEPT FOR A PARTY’S OBLIGATIONS UNDER SECTIONS 10.1 OR 10.2, OR FOR A BREACH OF A PARTY’S CONFIDENTIALITY OBLIGATIONS IN ARTICLE 7, NEITHER KINEMED NOR GSK, NOR ANY OF THEIR AFFILIATES OR SUBLICENSEES WILL BE LIABLE TO THE OTHER PARTY TO THIS AGREEMENT, ITS AFFILIATES OR ANY OF THEIR SUBLICENSEES, FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, PUNITIVE OR OTHER INDIRECT DAMAGES OR LOST OR IMPUTED PROFITS OR ROYALTIES, LOST DATA OR COST OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY OR CONTRIBUTION, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE.

10.6	Limitation of Liability for Patent Prosecution and Enforcement. Each Party acknowledges and agrees that neither Party will have any liability of any kind to the other Party relating to its preparation, filing, prosecution, maintenance, enforcement, or defense of any Patents to the extent it is in accordance with Article 8 of this Agreement, provided that each Party uses Commercially Reasonable Efforts in carrying out such preparation, filing, prosecution, maintenance, enforcement, or defense of any such Patents.

Article XI. TERM AND TERMINATION; CHANGE OF CONTROL

11.1	Term and Expiration. The term of this Agreement (the “Term”) shall commence on the Effective Date and, unless terminated earlier pursuant to this Article 11, shall continue in effect on an R&D Program-by-R&D Program basis until the expiration of the Stage 3 Initiation Period or, if GSK elects to initiate Stage 3 activities, upon the completion of the Pharmacological Validation Phase, unless earlier terminated in accordance with this Article 11. Upon the expiration of the Agreement, the licenses granted to GSK pursuant to Section 4.1.2 shall become perpetual.

11.2	Discretionary Termination. GSK shall have the right to terminate the Agreement in its entirety or on an R&D Program-by-R&D Program basis, in either case for any reason or for no reason upon *** (***) days prior written notice to KineMed.

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11.3	Termination for Cause. In addition to any other remedies conferred by this Agreement or by law or in equity, either Party may terminate this Agreement in its entirety, or terminate this Agreement on an R&D Program-by-R&D Program basis (at the terminating Party’s election), at any time during the Term: (a) upon *** (***) days prior written notice by either Party if the other Party is in material breach of its material obligations hereunder and has not cured such breach within *** (***) days after such notice of breach, or if such breach is of the nature that cannot reasonably be cured within *** (***) days, within such reasonable period thereafter as mutually agreed by the Parties.

11.4	Termination for Bankruptcy. Either Party may terminate this Agreement in its entirety, if, at any time, the other Party shall file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement with creditors or for the appointment of a receiver or trustee of the Party or of substantially all of its assets, or if the other Party proposes a written agreement of composition or extension of substantially all of its debts, or if the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within *** (***) days after the filing thereof, or if the other Party shall propose or be a party to any dissolution or liquidation (other than following the acquisition of the assets of such Party), or if the other Party shall make an assignment of all or substantially all of its assets for the benefit of creditors. All rights and licenses granted under or pursuant to any section of this Agreement are and shall otherwise be deemed to be for purposes of Section 365(n) of Title 11, United States Code (the “Bankruptcy Code”) licenses of rights to “intellectual property” as defined in Section 101(56) of the Bankruptcy Code. The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code. Upon the bankruptcy of any Party, the non-bankrupt Party shall further be entitled to a complete duplicate of, or complete access to, any such intellectual property, and such, if not already in its possession, shall be promptly delivered to the non-bankrupt Party unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement.

11.5	Termination for Failure to Comply with Anti-bribery and Anti-corruption Policies. GSK may terminate this Agreement in its entirety immediately on written notice to KineMed, if KineMed breaches Article 12. KineMed shall have no claim against GSK for compensation for any loss of any nature by virtue of the termination of this Agreement in accordance with this Section 11.5. To the extent (and only to the extent) that the laws of the territory provide for any such compensation to be paid to KineMed upon the termination of this Agreement, KineMed hereby expressly agrees to waive (to the extent possible under the laws of the territory) or to repay to GSK any such compensation or indemnity.

11.6	Change of Control. In the event that KineMed undergoes a Change of Control during the Term, KineMed shall promptly notify GSK in writing. The Parties shall meet periodically, but at least every *** (***) days for the first *** thereafter, to discuss in good faith and in as much detail and specifics as is practicable at the time, the progress of any R&D Program that has been initiated under this Agreement at the time of such Change of Control event and any specific mechanisms necessary to ensure the continued timely progress of such R&D Programs following Change of Control of KineMed. Any intellectual property, technology or Know-How that was owned or Controlled by any entity gaining control of KineMed in connection with a Change of Control (“Acquirer”) or any Acquirer’s Affiliates prior to such Change of Control, or that was acquired, developed or licensed after such Change of Control by such Acquirer or by any of Acquirer’s Affiliates without use of KineMed Technology and independent of the Collaboration Program, shall not be included within KineMed Technology.

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11.7	Consequence of Termination.

11.7.1	Accrued Obligations; Reasonable Wind-down Efforts. The expiration or termination of this Agreement for any reason shall not release either Party from any liability that, at the time of such expiration or termination, has already accrued to the other Party or that is attributable to a period prior to such expiration or termination, nor will any termination of this Agreement preclude either Party from pursuing any and all rights and remedies it may have under this Agreement, or at law or in equity, with respect to breach of this Agreement.

11.7.2	Termination by GSK under Section 11.2. In the event that GSK either terminates this Agreement in its entirety or terminates this Agreement on an R&D Program-by-R&D Program basis pursuant to Section 11.2, then the following shall apply with respect the terminated R&D Program(s) (or, if the Agreement is terminated in the entirety, then with respect to the Collaboration Program in its entirety):

a.	the milestone payments as set forth in Sections 5.4.1 and 5.4.2 shall *** and, if GSK achieves such milestone events, or otherwise uses a Program Biomarker from an R&D Program in a clinical trial involving a GSK Product within *** following termination and the applicable *** milestone(s) for such R&D Program ***, such milestones shall be paid to KineMed;

b.	All licenses granted to GSK as set forth in Section 4.1.2 shall continue;

c.	The exclusivity provisions set forth in Section 6.1.4 shall no longer apply; and

d.	The exclusivity provisions set forth in Section 6.1.1 and 6.1.2 shall continue to apply with respect to the *** Application R&D Program for a period of *** following such termination; but shall, as of the effective date of such termination, no longer apply with respect to the *** Application R&D Program and the *** Application R&D Program.

11.7.3	Termination by GSK under Sections 11.3 through 11.5. In the event that GSK either terminates this Agreement in its entirety or terminates this Agreement on an R&D Program-by-R&D Program basis pursuant to any of Sections 11.3 through 11.5, then the following shall apply with respect to the terminated R&D Program (or, if the Agreement is terminated in the entirety, then with respect to the Collaboration Program in its entirety):

a.	The licenses granted to GSK pursuant to Section 4.1.2 shall continue in full force and effect;

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b.	KineMed shall grant, and hereby grants to GSK, effective upon the date of such termination under Section 11.2 and for a period of *** thereafter, a fully-paid, royalty-free, non-exclusive, right and license (or sublicense, as applicable) under the KineMed Technology and KineMed’s rights in the Program Technology, solely to the extent necessary for GSK to conduct activities under a Research Plan and Pharmacological Validation Plan for an R&D Program;

c.	The milestone payments as set forth in Section 5.4.1 and 5.4.2 shall *** and, if GSK achieves such milestone events, or otherwise uses a Program Biomarker from an R&D Program in a clinical trial involving a GSK Product within *** following termination and the applicable *** milestone(s) for such R&D Program ***, such milestones shall be paid to KineMed; and

d.	The exclusivity provisions set forth in Section 6.1.1 and 6.1.2 shall continue in effect for a period of *** following the effective date of such termination.

11.7.4	Termination by KineMed under Sections 11.3 or 11.4. In the event that KineMed either terminates this Agreement in its entirety or terminates this Agreement on an R&D Program-by-R&D Program basis pursuant to Section 11.3 or Section 11.4, then the following shall apply with respect the terminated R&D Program (or, if the Agreement is terminated in the entirety, then with respect to the Collaboration Program in its entirety):

a.	The licenses granted to GSK pursuant to Section 4.1 shall terminate; and

b.	The exclusivity provisions as set forth in Sections 6.1.1, 6.1.2, and 6.1.4 shall no longer apply with respect to KineMed.

11.8	Survival of Terms. Upon the expiration or any termination of this Agreement, all rights and obligations of the Parties under this Agreement shall terminate except those described in the following provisions (which such provisions shall survive for the term specified therein and, if no such term is specified, then indefinitely): Sections 2.11.6, 4.2, 4.3, 5.4.1 (solely to the extent set forth in Section 11.7.2 or 11.7.3, as applicable), 5.4.2 (solely to the extent set forth in Section 11.7.2 or 11.7.3, as applicable), 5.5, 5.6, 5.7, 6.1.3, 6.1.4 (for the duration set forth therein, except to the extent set forth in Section 11.7.2, or 11.7.4), 6.1.6, 11.7, 11.8; and Articles 7, 8, 10, and 13.

Article XII. ANTI-BRIBERY AND ANTI-CORRUPTION

12.1	KineMed acknowledges receipt of the ‘Prevention of Corruption — Third Party Guidelines’ attached hereto as Exhibit F and agrees to perform its obligations under the Agreement in accordance with the principles set out therein.

12.2	KineMed shall comply fully at all times with all applicable anti-corruption laws of the territory in which KineMed conducts business. KineMed shall not take any action that will cause GSK or its Affiliates to be in breach of any applicable laws for the prevention of fraud, bribery, corruption, racketeering, money laundering or terrorism, including but not limited to the U.S. Foreign Corrupt Practices Act, as amended, and the U.K. Bribery Act 2010 (“Anti-Corruption Laws”).

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12.3	KineMed agrees that it has not, and covenants that it will not, in connection with the performance of this Agreement, make, promise, authorize, ratify or offer to make, or take any act in furtherance of any payment or transfer of anything of value, directly or indirectly: (i) to any individual including Government Officials; or (ii) to an intermediary for payment to any individual including Government Officials; or (iii) to any political party; in each case with the purpose or effect of public or commercial bribery, acceptance of or acquiescence in extortion, kickbacks or other unlawful or improper means of securing an improper advantage or obtaining or retaining business for KineMed or its Affiliates in violation of applicable Anti-Corruption Laws.

12.4	KineMed shall not contact, or otherwise meet with any Government Official with respect to any transactions required under this Agreement, without the prior written approval of GSK and, when requested by GSK, only in the presence of a GSK designated representative.

12.5	GSK shall have the right during the Term of this Agreement to conduct an investigation and audit of KineMed to monitor compliance with the terms of this Article 12 upon reasonable notice to KineMed. KineMed shall reasonably cooperate with such investigation or audit.

12.6	KineMed agrees that GSK may make full disclosure to appropriate government bodies and their agencies of information relating to KineMed’s breach of this Article 12 if GSK determines in good faith after due investigation that such breach violates applicable Anti-Corruption Laws.

Article XIII. MISCELLANEOUS

13.1	Dispute Resolution.

13.1.1	Referral to Executive Officers. With respect to (i) any disputes arising under this Agreement between the Parties that are not within the authority of the JSC, JPS, or subject to the final decision-making authority of a Party or (ii) any other matter for which resolution under Section 13.1.1 is expressly specified in this Agreement (in each case, a “Dispute”), either Party shall have the right to refer such Dispute to Senior Management for resolution. The Senior Management will meet promptly to discuss the matter submitted and will cooperate in good faith to reach a resolution. If the Senior Management are unable to resolve a given Dispute pursuant to this Section 13.1.1 within thirty (30) days of such Dispute being referred to them, either Party may refer the Dispute for binding arbitration pursuant to Section 13.1.2 below.

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13.1.2	Arbitration. Any Dispute that is not resolved as provided in Section 13.1.1, whether before or after termination of this Agreement, will be resolved by final and binding arbitration. Such Disputes will be finally settled under the International Arbitration Rules of the American Arbitration Association (the “Rules”) or such other arbitration rules as the Parties may agree upon. Arbitration proceedings will be held in New York, New York or in a place that is mutually agreeable to the Parties. The language of the proceedings will be English. The decision by the arbitrator(s) will be binding and conclusive upon the Parties, their successors and assigns, and the Parties will comply with such decision in good faith. Each Party hereby submits itself to the jurisdiction of the courts of the place where the arbitration is held, but only for the entry of judgment with respect to the decision of the arbitrator hereunder. Notwithstanding the foregoing, judgment upon the award may be entered in any court in the country where the arbitration takes place, or any court having jurisdiction over the Parties. The Parties agree that any damages awarded pursuant to any Dispute submitted to arbitration hereunder will be limited to compensatory damages and that the arbitrator will in no event have authority to award any special, incidental, consequential or punitive damages. The arbitrator may award reasonable attorneys’ fees. Whether a claim, Dispute or other matter in question would be barred by the applicable statute of limitations, which statute of limitations will apply to any Claim or Dispute will also be determined by binding arbitration pursuant to this Section 13.1.2. Nothing in this Agreement shall limit the right of either Party to seek to obtain in any court of competent jurisdiction any equitable or interim relief or provisional remedy, including injunctive relief.

13.2	Governing Law. This Agreement and any dispute arising from the performance or breach hereof shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without reference to conflicts of laws principles.

13.3	Assignment. This Agreement shall not be assignable by either Party to any Third Party without the prior written consent of the other Party hereto, such consent not to be unreasonably withheld. Notwithstanding the foregoing, either Party may assign this Agreement, without any consent of the other Party, to an Affiliate, or to a Third Party, that acquires all or substantially all of the business or assets of such Party to which the subject matter of this Agreement pertains (whether by merger, reorganization, acquisition, sale of assets or otherwise). Notwithstanding the foregoing, each Party shall have the right to assign this Agreement, in whole or in part, to an Affiliate without the prior written consent of the other Party; provided, that, such Affiliate is able to perform all of the obligations of the assigning Party hereunder and assumes in writing all of the relevant liabilities and obligations of the assigning Party hereunder. No assignment and transfer shall be valid and effective unless and until the assignee/transferee shall agree in writing to be bound by the provisions of this Agreement. The terms and conditions of this Agreement shall be binding upon and shall inure to the benefit of the successors, heirs, administrators and permitted assigns of the Parties. Any assignment not in accordance with the foregoing shall be void.

13.4	Force Majeure. No Party shall be held liable or responsible to the other Party nor be deemed to be in default under, or in breach of any provision of, this Agreement for failure or delay in fulfilling or performing any obligation of this Agreement when such failure or delay is due to force majeure, and without the fault or negligence of the Party so failing or delaying. For purposes of this Agreement, force majeure is defined as causes beyond the reasonable control of a Party, which may include acts of God; acts, regulations, or laws of any government; war; civil commotion; destruction of production facilities or materials by fire, flood, earthquake, explosion or storm; labor disturbances; epidemic and failure of public utilities or common carriers. In such event the Party so failing or delaying shall immediately notify the other Party of such inability and of the period for which such inability is expected to continue. The Party giving such notice shall thereupon be excused from such of its obligations under this Agreement as it is thereby disabled from performing for so long as it is so disabled for up to a maximum of *** (***) days, after which time the Parties will negotiate in good faith any modifications of the terms of this Agreement that may be necessary to arrive at an equitable solution, unless the Party giving such notice has set out a reasonable timeframe and plan to resolve the effects of such force majeure and executes such plan within such timeframe. To the extent possible, each Party shall use reasonable efforts to minimize the duration of any force majeure.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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13.5	Notices. Any notice or request required or permitted to be given under or in connection with this Agreement shall be deemed to have been sufficiently given if in writing and personally delivered or sent by certified mail, facsimile transmission (receipt verified), or overnight express courier service (signature required), prepaid, to the Party for which such notice is intended, at the address set forth for such Party below:

If to KineMed, addressed to:

KineMed, Inc.

5980 Horton Street

Suite 470

Emeryville, CA 94608

Facsimile: (510)-655-6506

Attention: Chief Executive Officer

If to GSK, addressed to:

GlaxoSmithKline

Stevenage R&D

GSK Medicines Research Centre

Gunnels Wood Road

Stevenage, Hertfordshire

SG1 2NY, UK

Facsimile: +44 1438 764 502

Attention: Senior Vice President, Worldwide Business Development

and a copy to:

GlaxoSmithKline

2301 Renaissance Boulevard

Mail Code RN0220

King of Prussia, PA 19406

Fax: (610) 787-7084

Attention: Vice President and Associate General Counsel, R&D Legal Operations

or to such other address for such Party as it shall have specified by like notice to the other Party; provided that notices of a change of address shall be effective only upon receipt thereof. If delivered personally or by facsimile transmission, the date of delivery shall be deemed to be the date on which such notice or request was given. If sent by overnight express courier service, the date of delivery shall be deemed to be the next Business Day after such notice or request was deposited with such service. If sent by certified mail, the date of delivery shall be deemed to be the third Business Day after such notice or request was deposited with the relevant Postal Service.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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13.6	Export Clause. Each Party acknowledges that the laws and regulations of the United States restrict the export and re-export of commodities and technical data of United States origin. Each Party agrees that it will not export or re-export restricted commodities or the technical data of the other Party of United States origin in any form without the appropriate United States and foreign government licenses.

13.7	Waiver. The terms of this Agreement may be waived or released only by a written instrument executed by the Party or Parties waiving or releasing compliance. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition. No waiver by either Party of any condition or term in any one or more instances shall be construed as a continuing waiver or subsequent waiver of such condition or term or of another condition or term.

13.8	Severability. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.

13.9	Entire Agreement. This Agreement, together with the Schedules and Exhibits hereto, sets forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties and supersedes and terminates all prior agreements and understanding between the Parties. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as set forth herein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties.

13.10	Independent Contractors. Nothing herein shall be construed to create any relationship of employer and employee, agent and principal, partnership or joint venture between the Parties. Each Party is an independent contractor. Neither Party shall assume, either directly or indirectly, any liability of or for the other Party. Neither Party shall have the authority to bind or obligate the other Party and neither Party shall represent that it has such authority.

13.11	Headings. Headings used herein are for convenience only and shall not in any way affect the construction of or be taken into consideration in interpreting this Agreement.

13.12	Books and Records. Any books and records to be maintained under this Agreement by a Party or its Affiliates or sublicensees shall be maintained in accordance with the accounting standards applicable to such Party or its Affiliates in the jurisdiction in which it operates and need not be audited.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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13.13	Further Actions. Each Party shall execute, acknowledge and deliver such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the expressly stated purposes and the clear intent of this Agreement.

13.14	Construction of Agreement. The terms and provisions of this Agreement represent the results of negotiations between the Parties and their representatives, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Accordingly, the terms and provisions of this Agreement shall be interpreted and construed in accordance with their usual and customary meanings, and each of the Parties hereto hereby waives the application in connection with the interpretation and construction of this Agreement of any rule of law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement shall be interpreted or construed against the Party whose attorney prepared the executed draft or any earlier draft of this Agreement.

13.15	Supremacy. In the event of any express conflict or inconsistency between this Agreement and the Research Plan(s), Pharmacological Validation Plan(s) or any Schedule or Exhibit hereto, the terms of this Agreement shall control. The Parties understand and agree that the Schedules and Exhibits hereto are not intended to be the final and complete embodiment of any terms or provisions of this Agreement, and are to be updated from time to time during the Term, as appropriate and in accordance with the provisions of this Agreement.

13.16	Counterparts. This Agreement may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Agreement from separate computers or printers. Facsimile signatures and signatures transmitted via PDF shall be treated as original signatures.

13.17	Compliance with Laws: Each Party shall and shall ensure that its Affiliates and sublicensees will, comply with all relevant laws and regulations in exercising their rights and fulfilling their obligations under this Agreement.

13.18	No Third Party Beneficiaries. Except as set forth in 10.1 and 10.2, no Third Party (including, without limitation, employees of either Party) shall have or acquire any rights by reason of this Agreement.

* * *

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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IN WITNESS WHEREOF, the Parties have caused this Collaboration and License Agreement to be executed by their duly authorized representatives as of the Effective Date.

KINEMED INC.

By:	/s/ David M. Fineman

Name:	David M. Fineman

Title:	President & CEO

Date:	June 12, 2012

GLAXO GROUP LIMITED

By: For and on behalf of Edinburgh Pharmaceutical Industries Limited

Name: Paul Williamson, Authorised Signatory

Title: Corporate Director

Date: 6 June 2012

/s/ Paul Williamson

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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EXHIBIT A-1

RESEARCH PLAN — FIBROSIS APPLICATION R&D PROGRAM

***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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EXHIBIT A-2

RESEARCH PLAN — MUSCLE APPLICATION R&D PROGRAM

***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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EXHIBIT A-3

RESEARCH PLAN — ACETYLOME R&D PROGRAM

***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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EXHIBIT B-1

MUSCLE APPLICATION R&D PROGRAM:

STAGE 1 AND STAGE 2 CRITERIA; STAGE 3 MILESTONE CRITERIA GUIDELINES

***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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EXHIBIT B-2

ACETYLOME APPLICATION R&D PROGRAM:

STAGE 1 AND STAGE 2 CRITERIA; STAGE 3 MILESTONE CRITERIA GUIDELINES

***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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EXHIBIT B-3

FIBROSIS APPLICATION R&D PROGRAM:

STAGE 1 CRITERIA; STAGE 2 FIBROSIS CRITERIA GUIDELINES; STAGE 3 MILESTONE CRITERIA

GUIDELINES

***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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EXHIBIT C

MATERIAL TRANSFER RECORD

[NAME]

[Address]

"Receiving Party"

and

[NAME]

[Address]

"Providing Party"

The Material(s) described below is/are supplied by the Providing Party to the Receiving Party subject to the terms and conditions of Section 2.11 to that certain Collaboration and License Agreement by and between KineMed, Inc.("KineMed") and Glaxo Group Limited ("GSK") entered into as of the 12th day of June, 2012, and as amended (the "Agreement"). Duplicate originals of this Material Transfer Record ("MTR") shall be executed and one (1) fully-executed MTR shall be given to the Providing Party and one to the Receiving Party.

Description (including amount) of Material; Proposed Analysis:

In signing below, the designated [Party] Representative and the designated [Party] Representative acknowledge that they understand and will abide by the terms and conditions of the Agreement under which the Material(s) is/are provided.

Providing Party Representative (Printed Name and Signature)

Date Material(s) Sent to Receiving Party

Receiving Party Representative (Printed Name and Signature)

Date Material(s) Received by Receiving Party

Note: This MTR is to be completed and signed by a designated GSK Representative and a designated KineMed Representative for each transfer. A copy of each completed MTR is to be timely provided to *** (for GSK) and to *** (for KineMed). This MTR should not be used to transfer any materials in which third parties may have rights, or which may infringe, or violate any intellectual property rights held by any third party. If there are any questions about the appropriateness of a transfer, please contact the GSK Representative or the KineMed Representative identified herein before making the transfer.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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EXHIBIT D

KINEMED PATENTS INCLUDED IN KINEMED TECHNOLOGY

***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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EXHIBIT E

PATENTS IN-LICENSED FROM UCB AND INCLUDED IN THE KINEMED TECHNOLOGY

UC PATENTS

***

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

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EXHIBIT F

PREVENTION OF CORRUPTION — THIRD PARTY GUIDELINES

The GSK Anti-Bribery and Corruption Policy (POL-GSK-007) requires compliance with the highest ethical standards and all anti-corruption laws applicable in the countries in which GSK (whether through a third party or otherwise) conducts business. POL-GSK-007 requires all GSK employees and any third party acting for or on behalf of GSK to ensure that all dealings with third parties, both in the private and government sectors, are carried out in compliance with all relevant laws and regulations and with the standards of integrity required for all GSK business. GSK values integrity and transparency and has zero tolerance for corrupt activities of any kind, whether committed by GSK employees, officers, or third-parties acting for or on behalf of the GSK.

Corrupt Payments — GSK employees and any third party acting for or on behalf of GSK, shall not, directly or indirectly, promise, authorise, ratify or offer to make or make any "payments" of "anything of value" (as defined in the glossary section) to any individual (or at the request of any individual) including a "government official" (as defined in the glossary section) for the improper purpose of influencing or inducing or as a reward for any act, omission or decision to secure an improper advantage or to improperly assist the company in obtaining or retaining business.

Government Officials — Although GSK's policy prohibits payments by GSK or third parties acting for or on its behalf to any individual, private or public, as a "quid pro quo" for business, due to the existence of specific anticorruption laws in the countries where we operate, this policy is particularly applicable to "payments" of "anything of value" (as defined in the glossary section), or at the request of, "government officials" (as defined in the glossary section).

Facilitating Payments — For the avoidance of doubt, facilitating payments (otherwise known as "greasing payments" and defined as payments to an individual to secure or expedite the performance of a routine government action by government officials) are no exception to the general rule and therefore prohibited.

GLOSSARY

The terms defined herein should be construed broadly to give effect to the letter and spirit of the ABAC Policy. GSK is committed to the highest ethical standards of business dealings and any acts that create the appearance of promising, offering, giving or authorising payments prohibited by this policy will not be tolerated.

Anything of Value: this term includes cash or cash equivalents, gifts, services, employment offers, loans, travel expenses, entertainment, political contributions, charitable donations, subsidies, per diem payments, sponsorships, honoraria or provision of any other asset, even if nominal in value.

Payments: this term refers to and includes any direct or indirect offers to pay, promises to pay, authorisations of or payments of anything of value.

Government Official shall mean:

•	Any officer or employee of a government or any department, agency or instrument of a government;

•	Any person acting in an official capacity for or on behalf of a government or any department, agency, or instrument of a government;

•	Any officer or employee of a company or business owned in whole or part by a government;

•	Any officer or employee of a public international organisation such as the World Bank or United Nations;

•	Any officer or employee of a political party or any person acting in an official capacity on behalf of a political party; and/or

•	Any candidate for political office.

*** INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3